Exhibit 10.57
AGREEMENT OF SALE AND PURCHASE
BETWEEN
321 NORTH CLARK REALTY L.L.C.
as Seller
AND
HINES REIT PROPERTIES, L.P.
as Purchaser
pertaining to
321 NORTH CLARK
EXECUTED EFFECTIVE AS OF
March 23, 2006

i

ii

Section 17.5 Counterparts	36
Section 17.6 Severability	36
Section 17.7 Entire Agreement	36
Section 17.8 Governing Law	36
Section 17.9 No Recording	37
Section 17.10 Further Actions	37
Section 17.11 No Other Inducements	37
Section 17.12 Exhibits	37
Section 17.13 No Partnership	37
Section 17.14 Limitations on Benefits	37
Section 17.15 Exculpation	37

EXHIBITS

Exhibit A	Legal Description
Exhibit B	Personal Property
Exhibit C	Operating Contracts
Exhibit D-1	Major Tenants
Exhibit D-2	Form of Tenant Estoppel Certificate
Exhibit E	Inspection Agreement
Exhibit F	Lawsuits
Exhibit G	List of Tenant Leases
Exhibit H	Leasing Costs
Exhibit I	Non-Foreign Entity Certification
Exhibit J	General Conveyance, Bill of Sale, Assignment and Assumption
Exhibit K	Form of Special Warranty Deed
Exhibit L	Commitment
Exhibit M-1	Form of Westin Estoppel with respect to Easement and Operating Agreement
Exhibit M-2	Form of Westin Estoppel with respect to Parking Agreement
Exhibit N	Tax Appeals
Exhibit O	Form of ALTA Statement
Exhibit P	Indemnity Agreement Re: Section 902(d)
Exhibit Q	Indemnity Agreement Re: Section 3-1-140
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AGREEMENT OF SALE AND PURCHASE
          THIS AGREEMENT OF SALE AND PURCHASE (this “Agreement”) is entered into and effective for all purposes as of March 23, 2006 (the “Effective Date”), by and between 321 NORTH CLARK REALTY, L.L.C, a Delaware limited liability company (“Seller”), and HINES REIT PROPERTIES, L.P., a Delaware limited partnership (“Purchaser”).
          In consideration of the mutual promises, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions. For purposes of this Agreement, the following capitalized terms have the meanings set forth in this Section 1.1:
          “ALTA Statement” has the meaning ascribed to such term in Section 10.2(e).
          “Act” has the meaning ascribed to such term in Section 10.8.
          “Affiliate” means any person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Purchaser or Seller, as the case may be. For the purposes of this definition, “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have the meanings correlative to the foregoing.
          “Agreement” has the meaning ascribed to such term in the opening paragraph.
          “Appraisals” has the meaning ascribed to such term in Section 7.3.
          “Authorities” means the various governmental and quasi-governmental bodies or agencies having jurisdiction over Seller, the Real Property or the Improvements (or any portion thereof).
          “Broker” has the meaning ascribed to such term in Section 11.1.
          “Business Day” means any day other than a Saturday, Sunday or a day on which national banking associations are authorized or required to close in the State of Illinois.
          “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. § 9601 et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. § 9601 et seq.), as the same may be amended.
          “Certificate as to Foreign Status” has the meaning ascribed to such term in Section 10.3(d).

          “Certifying Party” has the meaning ascribed to such term in Section 4.5.
          “City Code Bulk Sales Ordinance” has the meaning ascribed to such term in Section 10.9.
          “Closing” means the consummation of the purchase and sale of the Property contemplated by this Agreement, as provided for in Article X.
          “Closing Date” means the date on which the Closing occurs, which date will be the date which is thirty (30) days after the Effective Date or such earlier Business Day designated by Purchaser in a written notice to Seller at least three (3) Business Days prior to the desired new Closing Date.
          “Closing Documents” means the documents referred to in Section 10.3 executed by Seller at Closing.
          “Closing Statement” has the meaning ascribed to such term in Section 10.4(a).
          “Closing Surviving Obligations” means the covenants, rights, liabilities and obligations set forth in Sections 3.2, 4.9, 5.2, 5.3, 5.4, 7.4, 8.1 (subject to Section 16.1), 8.2, 10.4 (subject to the limitations therein), 10.6, 10.7, 11.1, 13.3, 14.1 and 16.1 and Article XVII.
          “Closing Time” has the meaning ascribed to such term in Section 10.4(a).
          “Code” has the meaning ascribed to such term in Section 4.4(a).
          “Commitment” has the meaning ascribed to such term in Section 6.2(a).
          “Deed” has the meaning ascribed to such term in Section 10.3(a).
          “Delinquent” has the meaning ascribed to such term in Section 10.4(b).
          “Deposit” has the meaning ascribed to such term in Section 4.1.
          “Deposit Time” means 10:00 a.m. Central Standard Time on the Closing Date.
          “Documents” has the meaning ascribed to such term in Section 5.2(a).
          “Earnest Money Deposit” has the meaning ascribed to such term in Section 4.1.
          “Effective Date” has the meaning ascribed to such term in the opening paragraph of this Agreement.
          “Environmental Laws” means all federal, state and local environmental laws, rules, statutes, directives, binding written interpretations, binding written policies, ordinances and regulations issued by any Authorities and in effect as of the date of this Agreement with respect to or which otherwise pertain to or affect (i) the Real Property or the Improvements (or any portion thereof), (ii) the use, ownership, occupancy or operation of the Real Property or the Improvements (or any portion thereof), (iii) Seller, or (iv) Purchaser, and as same have been amended, modified or supplemented from time to time prior to and are in effect as of the date of this Agreement, including but not limited to CERCLA, the Hazardous Substances Transportation Act (49 U.S.C. § 1802 et seq.), RCRA, the Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. § 11001 et seq.), the Radon and Indoor Air Quality Research Act (42 U.S.C. § 7401 note, et seq.), comparable state and local laws, and any and all rules and regulations which are in effect as of the date of this Agreement under any and all of the aforementioned laws.
          “Escrow Instructions” has the meaning ascribed to such term in Section 4.2.
          “Existing Survey” has the meaning ascribed to such term in Section 6.1.
          “Gap Notice” has the meaning ascribed to such term in Section 6.2(b).
          “General Conveyance” has the meaning ascribed to such term in Section 10.2(b).
          “Governmental Regulations” means all laws, ordinances, rules and regulations of the Authorities applicable to Seller or Seller’s use and operation of the Real Property or the Improvements or any portion thereof.
          “Hazardous Substances” means all (a) electromagnetic waves, urea formaldehyde foam insulation and transformers or other equipment that contains dielectric fluid containing polychlorinated biphenyls of 50 ppm or greater, (b) any solid, liquid, gaseous or thermal contaminant, including smoke vapor, soot, fumes, acids, alkalis, chemicals, waste, petroleum products or byproducts, asbestos, PCBs, phosphates, lead or other heavy metals, chlorine, or radon gas, (c) any solid or liquid wastes (including hazardous wastes), hazardous air pollutants, hazardous substances, hazardous chemical substances and mixtures, toxic substances, pollutants and contaminants, as such terms are defined in any Environmental Law, including, without limitation CERCLA, RCRA, the National Environmental Policy Act (42 U.S.C. § 4321 et seq.), the Hazardous Substances Transportation Act, the Toxic Substances Control Act, the Clean Water Act (33 U.S.C. § 1321 et seq.), the Clean Air Act, the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), as such Environmental Laws have been amended and/or supplemented from time to time prior to the date of this Agreement, and any and all rules and regulations promulgated under any of the above, and (d) any other chemical, material or substance, the use or presence of which, or exposure to the use or presence of which, is prohibited, limited or regulated by any Environmental Laws, in effect as of or prior to the date of this Agreement or as the same may be amended or supplemented after the date of this Agreement.
          “Improvements” means all buildings, structures, fixtures, parking areas and other improvements owned by Seller and located on the Real Property.
          “Leasing Costs” shall mean leasing commissions, brokerage commissions and tenant improvement allowances incurred in connection with the lease of space in the Property.

          “Licenses and Permits” means any and all of Seller’s right, title and interest, to the extent assignable without the necessity of consent or assignable only with consent and such consent has been obtained, in and to, collectively, licenses, permits, certificates of occupancy, approvals, dedications, subdivision maps and entitlements issued, approved or granted by the Authorities prior to Closing in connection with the Real Property and the Improvements, together with all renewals and modifications thereof.
          “Major Tenants” means the Tenants listed on Exhibit D-1.
          “New Tenant Costs” has the meaning ascribed to such term in Section 10.4(e).
          “Official Records” means the Official Records of Real Property in the Cook County, Illinois Recorder’s office.
          “Operating Contracts” means all of Seller’s right, title and interest in and to, collectively, the service agreements, maintenance contracts, equipment leasing agreements, leasing commission agreements, warranties, guarantees, bonds and other contracts for the provision of labor, services, materials or supplies relating solely to the Real Property, Improvements or Personal Property and under which Seller is currently paying for services rendered in connection therewith, as listed on Exhibit C attached hereto, together with any and all renewals, supplements, amendments and modifications thereof, and any and all new such agreements entered into after the Effective Date, to the extent permitted by Section 7.1(f), except that any existing management agreements will be terminated at Closing and are excluded from such term.
          “Operating Expenses” has the meaning ascribed to such term in Section 10.4(c).
          “Other Party” has the meaning ascribed to such term in Section 4.5.
          “Permitted Exceptions” has the meaning ascribed to such term in Section 6.2(c).
          “Personal Property” means all of Seller’s right, title and interest in and to, collectively, the equipment, appliances, tools, supplies, machinery, furnishings and other tangible personal property attached to, appurtenant to, located in and used exclusively by Seller in connection with its ownership or operation of the Improvements and described on Exhibit B attached hereto.
          “Property” has the meaning ascribed to such term in Section 2.1.
          “Proration Items” has the meaning ascribed to such term in Section 10.4(a).
          “Purchase Price” has the meaning ascribed to such term in Section 3.1.
          “Purchaser” has the meaning ascribed to such term in the opening paragraph of this Agreement.
          “Purchaser Costs” has the meaning ascribed to such term in Section 13.1.

          “Purchaser Leasing Costs Obligations” has the meaning ascribed to such term in Section 10.4(e).
          “RCRA” means the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), as amended by the Hazardous and Solid Wastes Amendments of 1984, and as further amended.
          “Real Property” means those certain parcels of or interests in real property located at 321 North Clark, Chicago, Illinois, as more particularly described on Exhibit A attached hereto and made a part hereof, together with all of Seller’s right, title and interest, if any, in and to the appurtenances pertaining thereto, including but not limited to Seller’s right, title and interest in and to the streets, alleys and right-of-ways which abut such real property, and any easement rights, air rights, subsurface rights, development rights and water rights appurtenant to such real property.
          “Rentals” has the meaning ascribed to such term in Section 10.4(b), and some may be “Delinquent” in accordance with the meaning ascribed to such term in Section 10.4(b).
          “Reporting Person” has the meaning ascribed to such term in Section 4.9(a).
          “Seller” has the meaning ascribed to such term in the opening paragraph of this Agreement.
          “Seller Released Parties” has the meaning ascribed to such term in Section 5.4(a).
          “Seller Leasing Costs Obligations” has the meaning ascribed to such term in Section 10.4(f).
          “Significant Portion” means damage by fire or other casualty to the Real Property and the Improvements or a portion thereof (a) requiring repair costs in excess of Two Million and No/100 Dollars ($2,000,000.00) as such repair costs are reasonably estimated by Seller and Purchaser, (b) constituting a basis for any Major Tenant under a Tenant Lease to terminate its lease (unless such right to terminate is waived or not timely exercised), or (c) which will result in rent abating under Tenant Leases after the Closing in excess of rental loss insurance proceeds that would be paid to Purchaser after Closing.
          “Tenant Deposits” means, collectively, any and all security deposits, paid or deposited by the Tenants pursuant to the Tenant Leases, which have not been applied to obligations under the Tenant Leases (together with any interest which has accrued thereon, but only to the extent such interest has accrued for the account of the respective Tenants).
          “Tenant Leases” means the following pertaining to the Improvements: (i) any and all written leases, rental agreements, occupancy agreements and license agreements (and any and all written renewals, amendments, modifications and supplements thereto) entered into on or prior to the Effective Date and in full force and effect, (ii) any and all new written leases, rental agreements, occupancy agreements and license agreements entered into after the Effective Date and prior to the Closing Date and (iii) any and all new written renewals, amendments, modifications and supplements to any of the foregoing entered into after the Effective Date and prior to the Closing Date, and, as to (ii) and (iii) only, to the extent approved by Purchaser pursuant to Section 7.1(e) to the extent such approval is required under Section 7.1(e). Tenant Leases will not include subleases, franchise agreements or similar occupancy agreements entered into by Tenants which, by their nature, are subject to Tenant Leases.
          “Tenant Notice Letters” means the notice letters to be delivered by Purchaser to Tenants pursuant to Section 10.7.
          “Tenants” means all persons or entities leasing, renting or occupying space within the Improvements pursuant to the Tenant Leases, but expressly excludes any subtenants, licensees, concessionaires, franchisees or other persons or entities whose occupancy is derived through Tenants.
          “Termination Surviving Obligations” means the rights, liabilities and obligations set forth in Sections 4.5, 4.6, 5.3, 5.4 and 11.1, and Articles XIII and XVII.
          “Title Company” means LandAmerica National Commercial Services, 10 South LaSalle Street, Suite 2500, Chicago, Illinois 60603, Attention: Lawrence R. Vaughn, Phone: (312) 558-1600.
          “Title Policy” has the meaning ascribed to such term in Section 6.2(a).
          “To Seller’s Knowledge” means the present actual (as opposed to constructive or imputed) knowledge solely of Tom Darcy, Lance Knez and Dennis Keyes, without any independent investigation or inquiry whatsoever. Such individuals are named in this Agreement solely for the purpose of establishing the scope of Seller’s knowledge. Such individuals shall not be deemed to be parties to this Agreement nor to have made any representations or warranties hereunder, and no recourse shall be had to such individuals for any of Seller’s representations and warranties hereunder (and Purchaser hereby waives any liability of or recourse against such individuals).
          “Westin Estoppels” has the meaning ascribed to such term in Section 7.2(b).
     Section 1.2 References; Exhibits and Schedules. Except as otherwise specifically indicated, all references in this Agreement to Articles or Sections refer to Articles or Sections of this Agreement, and all references to Exhibits or Schedules refer to Exhibits or Schedules attached hereto, all of which Exhibits and Schedules are incorporated into, and made a part of, this Agreement by reference. The words “herein,” “hereof,” “hereinafter” and words and phrases of similar import refer to this Agreement as a whole and not to any particular Section or Article.
ARTICLE II
AGREEMENT OF PURCHASE AND SALE
     Section 2.1 Agreement. Seller hereby agrees to sell, convey and assign to Purchaser, and Purchaser hereby agrees to purchase and accept from Seller, on the Closing Date and subject to the terms and conditions of this Agreement, all of the following (collectively, the “Property"):

          (a) the Real Property;
          (b) the Improvements;
          (c) the Personal Property;
          (d) any and all of Seller’s right, title and interest as lessor in and to the Tenant Leases and, subject to the terms of the respective applicable Tenant Leases, the Tenant Deposits; and
          (e) any and all of Seller’s right, title and interest in and to the Operating Contracts and the Licenses and Permits, in each case to the extent assignable without the necessity of consent or approval and, if consent or approval is required, to the extent any necessary consent or approval has been obtained.
     Section 2.2 Indivisible Economic Package. Purchaser has no right to purchase, and Seller has no obligation to sell, less than all of the Property, it being the express agreement and understanding of Purchaser and Seller that, as a material inducement to Seller and Purchaser to enter into this Agreement, Purchaser has agreed to purchase, and Seller has agreed to sell, all of the Property, subject to and in accordance with the terms and conditions hereof.
ARTICLE III
CONSIDERATION
     Section 3.1 Purchase Price. The purchase price for the Property (the “Purchase Price") will be Two Hundred Forty-Seven Million Three Hundred Eight Thousand One Hundred Fifty-Three and 48/100 ($247,308,153.48) in lawful currency of the United States of America, payable as provided in Section 3.3. If, however, Seller pays any of the Leasing Costs set forth on Exhibit H attached hereto prior to Closing and provides Purchaser reasonably satisfactory evidence of such payment, then the Purchase Price shall be increased by the amount so paid by Seller.
     Section 3.2 Assumption of Obligations. As additional consideration for the sale and purchase of the Property, effective as of Closing, Purchaser will be deemed to have, and by virtue of closing the purchase of the Property, Purchaser shall have assumed and agreed to perform, pay, discharge, observe and comply with, as applicable, (i) all of the covenants, liabilities, duties, debts, obligations and responsibilities of Seller pursuant to the Tenant Leases and the Operating Contracts assigned to Purchaser and which accrue on or after the Closing Date, and (ii) any Purchaser Leasing Costs Obligations. Purchaser hereby indemnifies, defends, and holds Seller and its Affiliates harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including without limitation, reasonable attorneys’ fees and expenses) asserted against or incurred by Seller and arising out of the failure of Purchaser to perform its obligations pursuant to this Section 3.2. The provisions of this Section 3.2 shall fully survive the Closing without limitation.
     Section 3.3 Method of Payment of Purchase Price. No later than the Deposit Time, Purchaser will deposit in escrow with the Title Company the Purchase Price (subject to adjustments described in Section 10.4), together with all other costs and amounts to be paid by

Purchaser at Closing pursuant to the terms of this Agreement, by Federal Reserve wire transfer of immediately available funds to an account to be designated by the Title Company. No later than 11:00 a.m. Central Standard Time on the Closing Date: (a) Purchaser will cause the Title Company to (i) pay to Seller by Federal Reserve wire transfer of immediately available funds to an account to be designated by Seller, the Purchase Price (subject to adjustments described in Section 10.4), less any costs or other amounts to be paid by Seller at Closing pursuant to the terms of this Agreement, and (ii) pay to all appropriate payees the other costs and amounts to be paid by Purchaser at Closing pursuant to the terms of this Agreement; and (b) Seller will direct the Title Company to pay to the appropriate payees out of the proceeds of Closing payable to Seller, all costs and amounts to be paid by Seller at Closing pursuant to the terms of this Agreement.
ARTICLE IV
EARNEST MONEY DEPOSIT AND ESCROW INSTRUCTIONS
     Section 4.1 The Deposit. Within three (3) days of the Effective Date, Purchaser shall deposit with the Title Company, in good funds immediately collectible by the Title Company, the sum of Ten Million and No/100 Dollars ($10,000,000.00) (the “Deposit"), which will be held in escrow by the Title Company pursuant to the terms of this Agreement. The Deposit plus all interest earned thereon shall be the “Earnest Money Deposit” for purposes of this Agreement.
     Section 4.2 Escrow Instructions. Article IV of this Agreement constitutes the escrow instructions of Seller and Purchaser to the Title Company with regard to the Earnest Money Deposit and the Closing (the “Escrow Instructions"). By its execution of the joinder attached hereto, the Title Company agrees to be bound by the provisions of this Article IV.
Section 4.3 Documents Deposited into Escrow. On or before the Deposit Time,
          (a) Purchaser will cause the difference between the Purchase Price and the Earnest Money Deposit (subject to the prorations and adjustments provided for in this Agreement) to be transferred to the Title Company’s escrow account, in accordance with the timing and other requirements of Section 3.3;
          (b) Purchaser will deliver in escrow to the Title Company the documents described and provided for in Section 10.2(b), (c), (d), (e), (f) and (g) below; and
          (c) Seller will deliver in escrow to the Title Company the documents described and provided for in Section 10.3(a), (b), (c), (d), (e), (f), (g), (k), (l), (m) and (n) below.
     Section 4.4 Close of Escrow. Provided that the Title Company has not received from Seller or Purchaser any written termination notice as described and provided for in Section 4.5 (or if such a notice has been previously received, provided that the Title Company has received from such party a withdrawal of such notice), when Purchaser and Seller have delivered the documents required by Section 4.3, the Title Company will:

          (a) If applicable and when required, file with the Internal Revenue Service (with copies to Purchaser and Seller) the reporting statement required under section 6045(e) of the Internal Revenue Code of 1986, as amended (the “Code") and Section 4.9;
          (b) Insert the applicable Closing Date as the date of any document delivered to the Title Company undated, and assemble counterparts into single instruments;
          (c) Disburse to Seller, by wire transfer to Seller of immediately available federal funds, in accordance with wiring instructions to be obtained by the Title Company from Seller, the Purchase Price as adjusted in accordance with the provisions of this Agreement;
          (d) Deliver the Deed to Purchaser by agreeing to cause same to be recorded in the Official Records and agreeing to obtain conformed copies of the recorded Deed for delivery to Purchaser and to Seller following recording (the parties hereby acknowledging that the actual recording of the Deed and delivery of conformed copies may actually occur following Closing, as contemplated in Section 10.1 below);
          (e) Issue to Purchaser the Title Policy required by Section 6.2(a) of this Agreement;
          (f) Deliver to Seller, in addition to Seller’s Closing proceeds, all documents deposited with the Title Company for delivery to Seller at the Closing; and
          (g) Deliver to Purchaser (i) all documents deposited with the Title Company for delivery to Purchaser at the Closing and (ii) any funds deposited by Purchaser in excess of the amount required to be paid by Purchaser pursuant to this Agreement.
     Section 4.5 Termination Notices. If at any time the Title Company receives a certificate of either Seller or Purchaser (for purposes of this Section 4.5, the “Certifying Party”) stating that: (a) the Certifying Party is entitled to receive the Earnest Money Deposit pursuant to the terms of this Agreement, and (b) a copy of the certificate was delivered as provided herein to the other party (for purposes of this Section 4.5, the “Other Party”) prior to or contemporaneously with the giving of such certificate to the Title Company, then, (i) within two (2) Business Days of the Title Company’s receipt of such certificate, the Title Company shall send a copy of such certificate to the Other Party; and (ii) unless the Title Company has then previously received, or receives within ten (10) Business Days after receipt of the Certifying Party’s certificate, contrary instructions from the Other Party, the Title Company, within one (1) Business Day after the expiration of the foregoing ten (10) Business Day period, will deliver the Earnest Money Deposit to the Certifying Party, and thereupon the Title Company will be discharged and released from any and all liability hereunder. If the Title Company receives contrary instructions from the Other Party within ten (10) Business Days following the Title Company’s receipt of said certificate, the Title Company will not so deliver the Earnest Money Deposit, but will continue to hold the same pursuant hereto, subject to Section 4.6.
     Section 4.6 Indemnification of Title Company. If this Agreement or any matter relating hereto becomes the subject of any litigation or controversy, Purchaser and Seller jointly and severally, will hold Title Company free and harmless from any loss or expense, including reasonable attorneys’ fees, that may be suffered by it by reason thereof other than as a result of Title Company’s gross negligence or willful misconduct. In the event conflicting demands are made or notices served upon Title Company with respect to this Agreement, or if there is uncertainty as to the meaning or applicability of the terms of this Agreement or the Escrow Instructions, Purchaser and Seller expressly agree that the Title Company will be entitled to file a suit in interpleader and to obtain an order from the court requiring Purchaser and Seller to interplead and litigate their several claims and rights among themselves. Upon the filing of the action in interpleader and the deposit of the Earnest Money Deposit into the registry of the court, the Title Company will be fully released and discharged from any further obligations imposed upon it by this Agreement.
     Section 4.7 Maintenance of Confidentiality by Title Company. Except as may otherwise be required by law or by this Agreement, the Title Company will maintain in strict confidence and, without the prior written consent of Purchaser and Seller in each instance, will not disclose to anyone the existence of this Agreement, the identity of the parties hereto, the amount of the Purchase Price, the provisions of this Agreement or any other information concerning the transactions contemplated hereby.
     Section 4.8 Investment of Earnest Money Deposit. Title Company will invest and reinvest the Earnest Money Deposit, at the instruction and sole election of Purchaser, only in (a) bonds, notes, Treasury bills or other securities constituting direct obligations of, or guaranteed by the full faith and credit of, the United States of America, and in no event maturing beyond the Closing Date, or (b) an interest-bearing account at a commercial bank mutually acceptable to Seller, Purchaser and Title Company. The investment of the Earnest Money Deposit will be at the sole risk of Purchaser and no loss on any investment will relieve Purchaser of its obligations to pay to Seller as liquidated damages the original amount of the Earnest Money Deposit as provided in Article XIII, or of its obligation to pay the Purchase Price. All interest earned on the Earnest Money Deposit prior to the payment of the Earnest Money Deposit to Purchaser or Seller pursuant to this Agreement will be the property of Purchaser and will be reported to the Internal Revenue Service as income of Purchaser. Purchaser will provide the Title Company with a taxpayer identification number and will pay all income taxes due by reason of interest accrued on the Earnest Money Deposit.
     Section 4.9 Designation of Reporting Person. In order to assure compliance with the requirements of section 6045 of the Code, and any related reporting requirements of the Code, the parties hereto agree as follows:
          (a) The Title Company (for purposes of this Section 4.9, the “Reporting Person”), by its execution hereof, hereby assumes all responsibilities for information reporting required under section 6045(e) of the Code.
          (b) Seller and Purchaser each hereby agree:
          (i) to provide to the Reporting Person all information and certifications regarding such party, as reasonably requested by the Reporting Person or otherwise required to be provided by a party to the transaction described herein under section 6045 of the Code; and

          (ii) to provide to the Reporting Person such party’s taxpayer identification number and a statement (on Internal Revenue Service Form W-9 or an acceptable substitute form, or on any other form the applicable current or future Code sections and regulations might require and/or any form requested by the Reporting Person), signed under penalties of perjury, stating that the taxpayer identification number supplied by such party to the Reporting Person is correct.
          (c) Each party hereto agrees to retain this Agreement for not less than four years from the end of the calendar year in which Closing occurred, and to produce it to the Internal Revenue Service upon a valid request therefor.
          (d) The addresses for Seller and Purchaser are as set forth in Section 14.1 hereof, and the real estate subject to the transfer provided for in this Agreement is described in Exhibit A.
          (e) The provisions of this Section 4.9 shall survive the Closing.
ARTICLE V
INSPECTION OF PROPERTY
     Section 5.1 Entry and Inspection. Prior to the Closing, Purchaser shall have inspected and investigated the Property as it deemed necessary. Purchaser shall have the right to (or to permit any potential lender, investor or third party purchaser to) inspect the Property provided Purchaser (or any such person or entity) executes an Inspection Agreement substantially in the form attached hereto as Exhibit E. Purchaser shall not have the right to terminate this Agreement pursuant to this Section 5.1 as the result of any inspections pursuant to this Section 5.1; however the foregoing shall not negate any of Purchaser’s termination rights provided in other sections of this Agreement.
     Section 5.2 Document Review.
          (a) Purchaser expressly acknowledges and confirms that, prior to the Closing, Purchaser and its authorized agents or representatives shall have reviewed, inspected, examined, analyzed, verified and photocopied, or had the opportunity to review, inspect, examine, analyze, verify and photocopy, at either the office of Seller, Seller’s property manager or at the Real Property, the documents made available or delivered to Purchaser or its representatives (collectively the “Documents”). Purchaser shall not have the right to terminate this Agreement pursuant to this Section 5.2 as the result of any inspections pursuant to this Section 5.2; however the foregoing shall not negate any of Purchaser’s termination rights provided in other sections of this Agreement.
          (b) Purchaser acknowledges that some of the Documents may have been prepared by third parties and may have been prepared prior to Seller’s ownership of the Property. Purchaser hereby acknowledges that, except as expressly provided in Section 8.1 below (as limited by Section 16.1 of this Agreement), Seller has not made and does not make any representation or warranty regarding the truth, accuracy or completeness of the Documents or the sources thereof (whether prepared by Seller, Seller’s Affiliates or any other person or entity).

Except for any express representations or warranties of Seller contained in Section 8.1 below or in any of the Closing Documents, Seller has not undertaken any independent investigation as to the truth, accuracy or completeness of the Documents and is providing the Documents solely as an accommodation to Purchaser.
     Section 5.3 Sale “As Is”. THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT HAS BEEN NEGOTIATED BETWEEN SELLER AND PURCHASER, THIS AGREEMENT REFLECTS THE MUTUAL AGREEMENT OF SELLER AND PURCHASER, AND PURCHASER HAS CONDUCTED ITS OWN INDEPENDENT EXAMINATION OF THE PROPERTY AND THE DOCUMENTS. OTHER THAN THE SPECIFIC MATTERS REPRESENTED IN SECTION 8.1 HEREOF (AS LIMITED BY SECTION 16.1 OF THIS AGREEMENT) OR IN ANY OF THE CLOSING DOCUMENTS, WHICH EXCEPTIONS SHALL APPLY TO ALL OF THE FOLLOWING PROVISIONS OF THIS SECTION 5.5, PURCHASER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION, WARRANTY OR STATEMENT OF SELLER OR ANY OF SELLER’S AFFILIATES, AGENTS OR REPRESENTATIVES, AND PURCHASER HEREBY ACKNOWLEDGES THAT NO SUCH REPRESENTATIONS, WARRANTIES OR STATEMENTS HAVE BEEN MADE EXCEPT AS EXPRESSLY PROVIDED IN SECTION 8.1 OF THIS AGREEMENT (AS LIMITED BY SECTION 16.1 OF THIS AGREEMENT) OR IN ANY OF THE CLOSING DOCUMENTS. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 8.1 OF THIS AGREEMENT (AS LIMITED BY SECTION 16.1 OF THIS AGREEMENT) OR IN ANY OF THE CLOSING DOCUMENTS, SELLER SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OF ITS AFFILIATES NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, WARRANTY, STATEMENT OR ASSURANCE WHATSOEVER TO PURCHASER AND NO WARRANTIES, REPRESENTATIONS, STATEMENTS OR ASSURANCES OF ANY KIND OR CHARACTER, EITHER EXPRESS OR IMPLIED, ARE MADE BY SELLER OR RELIED UPON BY PURCHASER WITH RESPECT TO THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF, INCLUDING BUT NOT LIMITED TO (a) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (b) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (c) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (d) ANY RIGHTS OF PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (e) ANY CLAIM BY PURCHASER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN, OR UNKNOWN, OR LATENT, WITH RESPECT TO THE PROPERTY, (f) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY OR THE TENANTS AND (g) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY WITH GOVERNMENTAL REGULATIONS, IT BEING THE EXPRESS INTENTION OF SELLER AND PURCHASER THAT, EXCEPT AS EXPRESSLY SET FORTH TO THE CONTRARY IN SECTION 8.1 OF THIS AGREEMENT (AS LIMITED BY SECTION 16.1 OF THIS AGREEMENT) OR IN ANY OF THE CLOSING DOCUMENTS, THE PROPERTY WILL BE CONVEYED AND TRANSFERRED TO PURCHASER IN ITS PRESENT CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS”, WITH ALL FAULTS. Purchaser represents that it is a knowledgeable, experienced and sophisticated purchaser of real estate and the other types of interests contemplated to be sold hereunder, and that it is relying solely on the express representations and warranties contained in Section 8.1 of this Agreement (as limited by Section 16.1 of this Agreement) the Closing Documents and its own expertise and that of Purchaser’s consultants in purchasing the Property. Prior to the Closing, Purchaser shall have conducted such inspections, investigations and other independent examinations of the Property and related matters as Purchaser deems necessary, including but not limited to the physical and environmental conditions thereof, and will rely upon same and not upon any statements of Seller (excluding the limited specific matters represented by Seller in Section 8.1 hereof, as limited by Section 16.1 of this Agreement, and the Closing Documents) or any of its Affiliates, or any of their respective partners, members, owners, officers, directors, employees, agents, representatives or attorneys. Purchaser acknowledges that all information obtained by Purchaser was obtained from a variety of sources and Seller will not be deemed to have represented or warranted the completeness, truth or accuracy of any of the Documents or other such information heretofore or hereafter furnished to Purchaser except as expressly stated in Section 8.1 of this Agreement (as limited by Section 16.1 of this Agreement) or in the Closing Documents. Subject to the express representations and warranties contained in Section 8.1 of this Agreement (as limited by Section 16.1 of this Agreement), or in the Closing Documents, upon Closing, Purchaser shall accept the Property subject to adverse matters, including, but not limited to, adverse physical and environmental conditions, which may not have been revealed by Purchaser’s inspections and investigations. Purchaser acknowledges and agrees that upon Closing, except as expressly set forth in Section 8.1 (as limited by Section 16.1 of this Agreement) and in the Closing Documents, Seller will sell and convey to Purchaser, and Purchaser will accept the Property, “AS IS, WHERE IS,” with all faults. Purchaser further acknowledges and agrees that there are no oral agreements, warranties or representations, collateral to or affecting the Property, by Seller, any Affiliate of Seller, any agent of Seller or its Affiliates or any third party. Seller is not liable or bound in any manner by any oral or written statements, representations or information pertaining to the Property furnished by any real estate broker, agent, employee, servant or other person, except as expressly set forth in Section 8.1 (as limited by Section 16.1 of this Agreement) and in the Closing Documents. Purchaser acknowledges that the Purchase Price reflects the “AS IS, WHERE IS” nature of this sale, and except as expressly set forth in Section 8.1 (as limited by Section 16.1 of this Agreement) and in the Closing Documents, includes any faults, liabilities, defects or other adverse matters that may be associated with the Property. Purchaser, with Purchaser’s counsel, has fully reviewed the disclaimers and waivers set forth in this Agreement, and understands the significance and effect thereof. Purchaser acknowledges and agrees that the disclaimers and other agreements set forth herein are an integral part of this Agreement, and that Seller would not have agreed to sell the Property to Purchaser for the Purchase Price without the disclaimer and other agreements set forth in this Agreement. The terms and conditions of this Section 5.3 will expressly survive the Closing without limitation and will not merge with the provisions of any Closing Documents.
     Section 5.4 Purchaser’s Release of Seller.
          (a) Seller Released From Liability. Subject to the terms of Sections 5.4(b) and (c) below, Purchaser, on behalf of itself and its Affiliates, and their respective partners, members, owners, officers, directors, agents, representatives and controlling persons, hereby releases Seller and Seller’s Affiliates, and their respective partners, members, owners, officers, directors, agents, representatives and controlling persons (collectively, the “Seller Released Parties”) from any and all liability, responsibility, claims, damages, losses and expenses arising out of or related to the condition (including the presence in the soil, air, structures and surface and subsurface waters, of Hazardous Substances that have been or may in the future be determined to be toxic, hazardous, undesirable or subject to regulation and that may need to be specially treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines), valuation, salability or utility of the Property, or its suitability for any purpose whatsoever, except to the extent that such responsibility or liability is the result of the material inaccuracy (if any) of Seller’s representation under Section 8.1 hereof (as limited by Section 16.1 of this Agreement). Without limiting the foregoing, but subject to Sections 5.4(b) and (c) below, Purchaser, on behalf of itself and its Affiliates, and their respective partners, members, owners, officers, directors, agents, representatives and controlling persons, specifically releases the Seller Released Parties from any and all responsibility, claims, damages, losses and expenses Purchaser may have against any of the Seller Released Parties now or in the future arising from the environmental condition of the Property or the presence of Hazardous Substances or contamination on or emanating from the Property. The foregoing waivers and releases by Purchaser shall survive, without limitation, either (i) the Closing and shall not be deemed merged into the provisions of any Closing Documents or (ii) any termination of this Agreement.
          (b) Limitation on Release and Waiver. Notwithstanding the provisions of Section 5.3 above or this Section 5.4, the releases and waivers and other matters set forth herein shall not, however, relieve Seller of its liability for: (i) any breach of any express representation or warranty of Seller contained in Section 8.1 of this Agreement (subject to the limitations of Section 16.1 of this Agreement) or in any of the Closing Documents; or (ii) any breach by Seller of its covenants or agreements contained in this Agreement which are Closing Surviving Obligations.
          (c) No Limitation. Nothing contained in this Agreement shall be construed to limit Purchaser’s right to implead Seller into any lawsuit in which Purchaser has been named by a third party (which is not an Affiliate of Purchaser) relating to claims that arose or accrued during the period Seller owned the Property.
          (d) Survival. The provisions of this Section 5.4 shall survive the Closing and shall not be deemed merged into the Closing Documents.
ARTICLE VI
TITLE AND SURVEY MATTERS
     Section 6.1 Survey. Prior to the execution and delivery of this Agreement, Seller has delivered to Purchaser a copy of that certain survey of the Real Property, dated November 2, 2005, prepared by James, Schaeffer & Schimming (the “Existing Survey”). Seller shall have no obligation to obtain any modification, update or recertification of the Existing Survey.
     Section 6.2 Title Commitment.
          (a) Prior to the execution and delivery hereof, Purchaser has caused the Title Company to furnish to Purchaser a preliminary title report or title commitment dated March 7, 2006 (the “Commitment”), by the terms of which the Title Company agrees to issue to Purchaser at Closing an owner’s policy of title insurance (the “Title Policy”) in the amount of the Purchase Price on the ALTA Owner Policy of Title Insurance with extended coverage, Standard Form Rev. 10/17/92 (as amended to date), insuring Purchaser’s fee simple title to the Real Property to be good and indefeasible, subject to the terms of such policy and the exceptions described therein. The Commitment (including all endorsements) is attached to this Agreement as Exhibit L. As a condition to Purchaser’s obligation to close, the Title Company shall deliver the Title Policy to Purchaser at Closing effective as of the date and time of the recording of the Deed, in the amount of the Purchase Price insuring Purchaser as owner of fee simple title to the Real Property, and subject only to the Permitted Exceptions. Notwithstanding the foregoing, the Title Policy may be delivered after Closing if at the Closing the Title Company issues a currently effective, duly executed “marked up” Commitment and irrevocably commits in writing to issue the Title Policy in the form of the “marked up” Commitment promptly after the Closing Date.
          (b) Purchaser may, at or prior to Closing, notify Seller in writing (the “Gap Notice”) of any objections to title (i) raised by the Title Company between the Effective Date and the Closing, and (ii) not disclosed by the Title Company or otherwise known to Purchaser prior to the Effective Date provided the Purchaser must deliver a notice of objections to Seller on or before the date that is five (5) days following Purchaser’s receipt of such supplement or update and Purchaser shall have the right to extend the Closing Date to the extent such receipt is within five (5) days of the original Closing Date. If Purchaser fails to deliver to Seller a notice of objections on or before such date, Purchaser will be deemed to have waived any objection to the new exceptions, and the new exceptions will be included as Permitted Exceptions subject to the provisions of Section 6.2(d). Seller will have not less than ten (10) days from the receipt of Purchaser’s notice (and, if necessary, Seller may extend the Closing Date to provide for such ten (10) day period and for five (5) days following such period for Purchaser’s response), within which time Seller may, but is under no obligation to remove the objectionable new exceptions except as provided for in Section 6.2(d) below. If, within the ten (10) day period, Seller does not remove the objectionable new exceptions, then Purchaser may terminate this Agreement upon notice to Seller no later than five (5) days following expiration of the ten (10) day cure period. If Purchaser terminates this Agreement, the Earnest Money Deposit will be promptly returned to Purchaser, and the parties shall be released from all further obligations under this Agreement. If Purchaser fails to terminate this Agreement in the manner set forth above, the new exceptions (except those Seller has removed or is obligated by Section 6.2(d) below to remove) will be included as Permitted Exceptions.
          (c) The term “Permitted Exceptions” means:
          (i) those matters noted in Schedule B to the Commitment, Items 1 (only with respect to taxes which are not yet due and payable), 5-13, and 15-17; and
          (ii) those matters noted in any supplement or update to the Commitment that either are not timely objected to in writing in the Gap Notice, or if timely objected to in writing by Purchaser, are those which Seller has elected (or is deemed to have elected) not to remove or cure or has been unable to remove or cure prior to the expiration of the Cure Period, and subject to which Purchaser has elected or is deemed to have elected to accept the conveyance of the Property (excluding those items in Section 6.2(d) which Seller is obligated to cure).

          (d) Notwithstanding any provision of this Section 6.2 to the contrary, Seller will be obligated to cure exceptions to title to the Real Property and Improvements relating to (i) liens and security interests securing any loan to Seller, (ii) any other liens or security interests created by documents executed by Seller to secure monetary obligations, other than liens for ad valorem taxes and assessments for the current calendar year, and (iii) any matters resulting from Seller’s breach of Section 7.1(h) below.
ARTICLE VII
INTERIM OPERATING COVENANTS AND ESTOPPELS
     Section 7.1 Interim Operating Covenants. Seller covenants to Purchaser that Seller will:
          (a) Operations. From the Effective Date until Closing, continue to operate, manage and maintain the Improvements in the ordinary course of Seller’s business and substantially in accordance with Seller’s present practice, subject to ordinary wear and tear and further subject to Article IX of this Agreement.
          (b) Maintain Insurance. From the Effective Date until Closing, maintain fire and extended coverage insurance on the Improvements which is at least equivalent in all material respects to Seller’s insurance policies covering the Improvements as of the Effective Date (unless otherwise approved by Purchaser, which approval shall not be unreasonably withheld); provided, however, with respect to terrorism insurance only, Seller shall be obligated to maintain such terrorism insurance on the Improvements equivalent to the coverage in effect on the Effective Date only to the extent such coverage is available on commercially reasonable terms.
          (c) Personal Property. From the Effective Date until Closing, not transfer or remove any Personal Property from the Improvements except for the purpose of repair or replacement thereof. Any items of Personal Property replaced after the Effective Date will be installed prior to Closing and will be of substantially similar quality of the item of Personal Property being replaced.
          (d) Comply with Governmental Regulations. From the Effective Date until Closing, not knowingly take any action that Seller knows would result in a failure to comply in all material respects with all Governmental Regulations applicable to the Property, it being understood and agreed that prior to Closing, Seller will have the right to contest any such Governmental Regulations.
          (e) Tenant Leases. From the Effective Date until Closing, not enter into any new lease or any amendments, expansions or renewals of Tenant Leases without the prior written consent of Purchaser, which consent will be deemed given unless written objection thereto is given within two (2) Business Days after receipt of the relevant information. Furthermore, nothing herein shall be deemed to require Purchaser’s consent to any expansion or renewal which Seller, as landlord, is required to honor pursuant to any Tenant Lease.

          (f) Service Contracts. From the Effective Date until Closing, not enter into any service contract or any amendments to any existing service contracts unless Purchaser consents thereto in writing.
          (g) Notices. To the extent received by Seller, from the Effective Date until Closing, promptly deliver to Purchaser copies of written default notices, notices of lawsuits and notices of violations affecting the Property.
          (h) Encumbrances. From the Effective Date until Closing, Seller shall not voluntarily transfer, assign or otherwise encumber the Property or any interest therein or modify any of the Permitted Exceptions.
     Section 7.2 Estoppels.
          (a) It will be a condition to Purchaser’s obligation to close that Purchaser obtain from the Major Tenants and other Tenants leasing space which when added to the Major Tenants aggregates at least 80% of the aggregate square footage of the Improvements, executed estoppel certificates, with no material modifications from the estoppel certificate form attached hereto as Exhibit D-2; provided, however, (i) to the extent any Tenant Lease has a form estoppel attached, Purchaser will exercise commercially reasonable efforts to obtain an estoppel certificate for such Tenant in the form completed as provided below, or in a form as close thereto as reasonably possible, but in any event an estoppel certificate executed by a Tenant with the issues addressed in the form attached to its Tenant Lease in a manner consistent with such Tenant Lease shall satisfy the requirement of this Section 7.2(a), (ii) Purchaser will not unreasonably withhold approval of any estoppel certificate as modified by a Tenant and delivered to Purchaser, provided that the information included in such estoppel is not inconsistent with the Tenant Lease or the information included in the estoppel form completed for such Tenant pursuant to the below provisions of this Section 7.2(a) or such estoppel does not reveal any matters adverse to the Property or the landlord, and (iii) Purchaser shall not object to the deletion of any language which is italicized in Exhibit D-2 and/or the addition of any language which is double-bracketed and bolded in Exhibit D-2. In addition, simultaneously herewith Seller has delivered to Purchaser copies of estoppel certificates executed by Tenants within the four (4) months immediately prior to the Effective Date. If a Tenant executes an estoppel certificate in the form of its previously-executed estoppel, then, provided that the information included in such estoppel is updated through the date of the new estoppel and does not reveal any new matters adverse to the Property or the landlord, Purchaser shall not object to such estoppel. Within thirty (30) Business Days after the Effective Date, Seller will deliver to Purchaser completed forms of estoppel certificates, in the form attached hereto as Exhibit D-2 and containing the information contemplated thereby, for all Tenants. Within ten (10) Business Days following Purchaser’s receipt thereof, Purchaser will send to Seller notice either (i) approving such forms as completed by Seller or (ii) setting forth in detail all changes to such forms which Purchaser believes to be appropriate to make the completed forms of estoppel certificates accurate and complete. Seller will make such changes to the extent Seller agrees such changes are appropriate, except that Seller will not be obligated to make any changes which request more expansive information than is contemplated by Exhibit D-2. Notwithstanding anything contained herein to the contrary, in no event shall Purchaser’s failure to obtain the required number of acceptable estoppel certificates in accordance with the provisions of this

Section 7.2(a) constitute a default by Purchaser under this Agreement unless Purchaser elects to not close as the result of such failure and Purchaser did not exercise commercially reasonable efforts to obtain such estoppels; however, (i) commercially reasonable efforts shall require only that Purchaser provide the completed estoppels to the Tenants timely and contact Tenants periodically to facilitate the process, and (ii) in no event shall commercially reasonable efforts require Purchaser to approve an estoppel which does not satisfy the requirements in this Section 7.2 or require that Purchaser pay money or other consideration or agree to any amendments to any Tenant Leases.
          (b) It will be a condition to Purchaser’s obligation to close that Purchaser obtain (i) an estoppel in the form attached hereto as Exhibit M-1 executed by the owner of the Westin Hotel, and (ii) an estoppel in the form attached hereto as Exhibit M-2 executed by the owner of the Westin Hotel (collectively, the “Westin Estoppels”); provided, however, Purchaser shall not object to the deletion of any language which is italicized in Exhibit M-1 or Exhibit M-2 and/or the addition of any language which is double-bracketed and bolded in Exhibit M-1 or Exhibit M-2. In no event shall Purchaser’s failure to obtain the Westin Estoppels constitute a default by Purchaser under this Agreement unless Purchaser elects to not close as the result of such failure and Purchaser did not exercise commercially reasonable efforts to obtain such estoppels; however, (i) commercially reasonable efforts shall require only that Purchaser provide the estoppels to the owner of the Westin Hotel and to periodically contact such owner to facilitate the process, and (ii) in no event shall commercially reasonable efforts require Purchaser to accept an estoppel which indicates that Seller is in default or that is otherwise adverse to the Property or to the owner of the Property or require that Purchaser pay any money or other consideration or agree to any amendments to the easement.
          (c) Purchaser shall have the right to attempt to obtain an estoppel executed by the owner of the Phase II land; however, obtaining such estoppel shall not be a condition to Closing and the failure to obtain such estoppel shall not constitute a default by Purchaser under this Agreement.
     Section 7.3 Appraisals. Purchaser shall exercise diligent efforts to obtain, prior to April 12, 2006, two (2) appraisals of the Property (“Appraisals"). It shall be a condition to Closing that Purchaser obtain the Appraisals and that both Appraisals provide that the fair market value of the Property is equal to or greater than the Purchase Price. If the Appraisals are not obtained by April 12, 2006 or both Appraisals do not value the Property at an amount which is greater than or equal to the Purchase Price, then Purchaser shall have the right to terminate this Agreement by delivering to Seller notice and, if applicable, a copy of the Appraisal(s) which does not value the Property at the requisite amount on or prior to April 17, 2006, and the Earnest Money Deposit shall be returned to Purchaser. In no event shall Purchaser’s failure to obtain Appraisals indicating the fair market value of the Property as equal to or in excess of the Purchase Price constitute a default by Purchaser under this Agreement unless Purchaser elects not to close as the result of such failure and Purchaser did not exercise diligent efforts to obtain such Appraisals.
     Section 7.4 Cooperation with Purchaser’s Auditors and SEC Filing Requirements. Seller shall provide to Purchaser (at Purchaser’s expense) copies of, or shall provide Purchaser access to, such factual information as may be reasonably requested by

Purchaser, and in the possession or control of Seller, or its property manager or accountants, to enable Purchaser’s auditor (Deloitte & Touche LLP or any successor auditor selected by Purchaser) to conduct an audit of the income statements of the Property for the year to date of the year in which the Closing occurs plus up to the three prior calendar years. Purchaser shall be responsible for all out-of-pocket costs associated with this audit. Seller shall cooperate (at no cost to Seller) with Purchaser’s auditor in the conduct of such audit. In addition, Seller agrees to provide, if requested by such auditor, historical financial statements for the Property, including income and balance sheet data for the Property, whether required before or after Closing. Without limiting the foregoing, (i) Purchaser or its designated independent or other auditor may audit Seller’s operating statements of the Property, at Purchaser’s expense, and Seller shall provide such documentation as Purchaser or its auditor may reasonably request in order to complete such audit, and (ii) Seller shall furnish to Purchaser such financial and other information as may be reasonably required by Purchaser or any Affiliate of Purchaser to make any required filings with the Securities and Exchange Commission or other governmental authority; provided, however, that the foregoing obligations of Seller shall be limited to providing such information or documentation as may be in the possession of, or reasonably obtainable by, Seller, its property manager or accountants, at no material cost to Seller, and in the format that Seller (or its property manager or accountants) have maintained such information. The provisions set forth in this Section 7.4 shall survive Closing.
ARTICLE VIII
REPRESENTATIONS AND WARRANTIES
     Section 8.1 Seller’s Representations and Warranties. The representations and warranties of Seller set forth below in this Section 8.1 constitute the sole representations and warranties of Seller. If any such representations and warranties contained in this Section 8.1 are, or have become, not true and correct prior to Closing, then Seller shall not be in breach of this Agreement with respect thereto and Purchaser’s sole and exclusive remedy (Purchaser hereby waiving all other remedies it may have, whether at law or in equity or otherwise) with respect thereto shall be (i) to waive same and consummate the transaction contemplated in this Agreement or (ii) to terminate this Agreement by furnishing written notice thereof to the Seller on or prior to the Closing Date (in which event this Agreement shall terminate and neither party shall have any further rights or obligations under this Agreement (except with respect to the Termination Surviving Obligations) and the Earnest Money Deposit shall be disbursed to Purchaser in accordance with Section 4.5). Subject to the limitations set forth in Article XVI of this Agreement (including, without limitation, Seller’s right to disclose information to Purchaser contrary to such representations and warranties), Seller represents and warrants to Purchaser the following (which representations and warranties are made, subject to Section 16.1(b), as of the Effective Date and shall be deemed remade, subject to Section 16.1(b), as of the time immediately prior to Closing):
          (a) Status. Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware.
          (b) Authority. The execution and delivery of this Agreement and the performance of Seller’s obligations hereunder have been or will be duly authorized by all necessary action on the part of Seller, and this Agreement constitutes the legal, valid and binding obligation of Seller, subject to equitable principles and principles governing creditors’ rights generally.
          (c) Suits and Proceedings. To Seller’s Knowledge as of the Effective Date, except as listed in Exhibit F, there are no legal actions, suits or similar proceedings pending and served, or threatened against Seller relating to the Property or Seller’s ownership or operation of the Property, which are not adequately covered by existing insurance or, if adversely determined, would materially adversely affect the value of the Property, the continued operations thereof or Seller’s ability to perform Seller’s obligations under this Agreement.
          (d) Non-Foreign Entity. Seller is not a “foreign person” or “foreign corporation” as those terms are defined in the Code (and the regulations promulgated thereunder).
          (e) Tenant Leases. As to the Tenant Leases,
          (A) the Tenant Leases, including, but without limitation, all modifications and amendments evidencing the Tenant Leases are accurately listed on Exhibit G, and there are no written leases or occupancy agreements affecting the Property or Improvements other than the Tenant Leases set forth on Exhibit G.
          (B) complete, true, and correct copies of all written Tenant Leases disclosed on Exhibit G, including all modifications and amendments thereof or thereto, have been made available to Purchaser at the Property;
          (C) except as disclosed on Exhibit G, which is attached to and made a part of this Agreement, Seller has not received written notice that it is in default in the performance of any covenant to be performed by the landlord under the Tenant Leases which has not been cured or that any tenant has any claims or offsets against Seller pursuant to the Tenant Leases; and
          (D) except as disclosed on Exhibit G, which is attached to and made a part of this Agreement, no tenant is in monetary default under its Tenant Lease and to Seller’s knowledge no tenant is otherwise in default in any material respect under its Tenant Lease.
          (f) Service Contracts. To Seller’s Knowledge, there are no service contracts under which Seller is currently paying for services rendered in connection with the Property except as listed on Exhibit C.
          (g) No Violations. To Seller’s Knowledge, Seller has not received prior to the Effective Date any written notification from an Authority (i) that the Real Property and Improvements are in violation of any applicable fire, health, building, use, occupancy or zoning laws or (ii) that any work is required to be done to the Real Property and Improvements by Seller to comply with applicable laws and regulations where such work remains outstanding and, if unaddressed, would have a material adverse affect on the Property or use of the Property as currently operated.

          (h) Tax Appeals. Except as set forth on Exhibit N, there are no pending property tax assessment appeals, tax protests, tax abatement proceedings or real estate tax appeals relating to the Property which have been filed by Seller, or, to Seller’s knowledge any refunds of real estate property tax or service payment in lieu of taxes owed with respect to the Property and Seller has not received any notice of an intention to create an assessment against the Property.
          (i) Leasing Commissions. Except as set forth on Exhibit C there are no outstanding leasing commissions owed for the base existing terms (excluding unexercised renewals, expansions or extensions) of Tenant Leases. Seller is not a party to any leasing brokerage agreements for which Purchaser would be responsible after Closing except for those listed on Exhibit C.
     Section 8.2 Purchaser’s Representations and Warranties. Purchaser represents and warrants to Seller the following (which representations and warranties are made as of the Effective Date and shall be deemed remade as of Closing):
          (a) Status. Purchaser is a limited partnership duly organized and validly existing under the laws of the State of Delaware.
          (b) Authority. The execution and delivery of this Agreement and the performance of Purchaser’s obligations hereunder have been duly authorized by all necessary action on the part of Purchaser and its constituent owners and/or beneficiaries and this Agreement constitutes the legal, valid and binding obligation of Purchaser, subject to equitable principles and principles governing creditors’ rights generally.
          (c) Non-Contravention. The execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby will not violate any judgment, order, injunction, decree, regulation or ruling of any court or Authority or conflict with, result in a breach of, or constitute a default under the organizational documents of Purchaser, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease or other material agreement or instrument to which Purchaser is a party or by which it is bound.
          (d) Consents. No consent, waiver, approval or authorization is required from any person or entity (that has not already been obtained or will be obtained on or prior to the Closing Date) in connection with the execution and delivery of this Agreement by Purchaser or the performance by Purchaser of the transactions contemplated hereby.
ARTICLE IX
CONDEMNATION AND CASUALTY
     Section 9.1 Significant Casualty. If, prior to the Closing Date, all or a Significant Portion of the Real Property and Improvements is destroyed or damaged by fire or other casualty, Seller will notify Purchaser of such casualty. Purchaser will have the option to terminate this Agreement upon notice to Seller given not later than the earlier to occur of (x) the Closing Date or (y) ten (10) days after receipt of Seller’s notice. If this Agreement is terminated, the Earnest Money Deposit will be returned to Purchaser upon Purchaser’s compliance with Section 4.5 and thereafter neither Seller nor Purchaser will have any further rights or obligations to the other hereunder except with respect to the Termination Surviving Obligations. If Purchaser does not elect to terminate this Agreement, Seller will not be obligated to repair such damage or destruction but (a) Seller will assign and turn over to Purchaser all of the insurance proceeds paid to Seller (or, if such proceeds have not been awarded, any and all of Seller’s right, title and interest therein), net of reasonable collection costs and costs incurred by Seller to restore the Property, with respect to such fire or other casualty, and (b) the parties will proceed to Closing pursuant to the terms hereof without abatement of the Purchase Price, except that Purchaser will receive a credit for the lesser of (i) any insurance deductible amount or (ii) the cost of such repairs (other than repairs which are the responsibility of Tenants under Tenant Leases) as reasonably estimated by Seller and Purchaser.
     Section 9.2 Casualty of Less Than a Significant Portion. If less than a Significant Portion of the Real Property and/or Improvements is damaged as aforesaid, Purchaser shall not have the right to terminate this Agreement and Seller will not be obligated to repair such damage or destruction but (a) Seller will assign and turn over to Purchaser all of the insurance proceeds paid to Seller (or, if such proceeds have not been awarded, any and all of its right, title and interest therein), net of reasonable collection costs and costs incurred by Seller to restore the Property, with respect to such fire or other casualty, and (b) the parties will proceed to Closing pursuant to the terms hereof without abatement of the Purchase Price, except that, Purchaser will receive a credit for the lesser of (i) any insurance deductible amount or (ii) the cost of such repairs (other than repairs which are the responsibility of Tenants under Tenant Leases) as reasonably estimated by Seller and Purchaser.
     Section 9.3 Condemnation of Property. In the event of condemnation or sale in lieu of condemnation of all or any portion of the Real Property and/or Improvements prior to the Closing, Purchaser will have the option, by providing Seller written notice prior to the earlier of (x) the Closing Date or (y) ten (10) days after receipt of Seller’s notice of such condemnation or sale, of terminating Purchaser’s obligations under this Agreement or electing to have this Agreement remain in full force and effect. In the event Purchaser does not terminate this Agreement pursuant to the preceding sentence, Seller will assign to Purchaser any and all claims for the proceeds of such condemnation or sale to the extent the same are applicable to the Real Property and/or Improvements, net of reasonable collection costs and costs incurred by Seller to restore the Property, and Purchaser will take title to the Property with the assignment of such proceeds and subject to such condemnation and without reduction of the Purchase Price. Should Purchaser elect to terminate Purchaser’s obligations under this Agreement under the provisions of this Section 9.3, the Earnest Money Deposit will be returned to Purchaser upon Purchaser’s compliance with Section 4.5, and neither Seller nor Purchaser will have any further obligation under this Agreement except for the Termination Surviving Obligations. Notwithstanding anything to the contrary herein, if any eminent domain or condemnation proceeding is instituted (or notice of same is given) solely for the taking of any subsurface rights for utility easements or for any right-of-way easement, and the surface may, after such taking, be used in substantially the same manner as though such rights have not been taken, Purchaser will not be entitled to terminate this Agreement as to any part of the Property, but any award resulting therefrom will be assigned to Purchaser at Closing and will be the exclusive property of Purchaser upon Closing.

ARTICLE X
CLOSING
     Section 10.1 Closing.
          (a) The Closing of the sale of the Property by Seller to Purchaser will occur on the Closing Date through the escrow established with the Title Company. At Closing, the events set forth in this Article X will occur (provided that the parties hereby acknowledge and agree that the actual recording of the Deed may occur following Closing, provided that the Title Company complies with Section 6.2 with respect to issuance of a Title Policy), it being understood that the performance or tender of performance of all matters set forth in this Article X are mutually concurrent conditions which may be waived by the party for whose benefit they are intended.
     Section 10.2 Purchaser’s Closing Obligations. At or before the Deposit Time, Purchaser, at its sole cost and expense, will deliver the following items in escrow with the Title Company pursuant to Section 4.3, for delivery to Seller at Closing as provided herein:
          (a) The Purchase Price, after all adjustments are made at the Closing as herein provided, by Federal Reserve wire transfer of immediately available funds, in accordance with the timing and other requirements of Section 3.3;
          (b) Four (4) execution counterparts of the General Conveyance, Bill of Sale, and Assignment and Assumption substantially in the form attached hereto as Exhibit J (the “General Conveyance”) duly executed by Purchaser;
          (c) Evidence reasonably satisfactory to Seller that the person executing the Closing documents on behalf of Purchaser has full right, power, and authority to do so;
          (d) The Tenant Notice Letters, duly executed by Purchaser;
          (e) A counterpart of an ALTA Statement in the form attached hereto as Exhibit O (the “ALTA Statement”);
          (f) A counterpart of any required State, County or Municipal transfer declaration forms; and
          (g) Such other documents as may be reasonably necessary or appropriate to effect the consummation of the transactions which are the subject of this Agreement.
     Section 10.3 Seller’s Closing Obligations. At or before the Deposit Time, Seller, at its sole cost and expense, will deliver (y) the following items (a), (b), (c), (d), (e), (f), (g), (k), (l), (m) and (n) in escrow with the Title Company pursuant to Section 4.3, and (z) upon receipt of the Purchase Price, Seller shall deliver the following items (h), (i) and (j) to Purchaser at the Improvements:
          (a) A deed substantially in the form attached hereto as Exhibit K (the “Deed”), duly executed and acknowledged by Seller conveying to Purchaser the Real Property and the Improvements subject only to the Permitted Exceptions, which Deed shall be delivered to Purchaser by the Title Company agreeing to cause same to be recorded in the Official Records;
          (b) Four (4) execution counterparts of the General Conveyance duly executed by Seller;
          (c) Evidence reasonably satisfactory to Title Company and Purchaser that the person executing the Closing documents on behalf of Seller has full right, power and authority to do so;
          (d) A certificate in the form attached hereto as Exhibit I (“Certificate as to Foreign Status”) duly executed by Seller certifying that Seller is not a “foreign person” as defined in section 1445 of the Code;
          (e) The Tenant Deposits, at Seller’s option, either (i) in the form of a cashier’s check issued by a bank reasonably acceptable to Purchaser, or (ii) as part of an adjustment to the Purchase Price. In the event the Tenant Deposits are in the form of a letter of credit, then Seller shall deliver at Closing the original letter(s) of credit and such documentation required to be executed by Seller to enable the letter(s) of credit to be assigned to Purchaser upon approval thereof by the issuer of the letter(s) of credit;
          (f) Either a Certificate issued by the Illinois Department of Revenue or an Indemnity Agreement Re: Section 902(d), executed by Seller in favor of Purchaser, pursuant to Section 10.8.
          (g) Either a written notice issued by the City of Chicago Department of Revenue or an Indemnity Agreement Re: Section 3-1-140, executed by Seller in favor of Purchaser, pursuant to Section 10.9.
          (h) The Personal Property;
          (i) All original Tenant Leases, and Service Contracts in Seller’s possession and control;
          (j) All keys to the Improvements which are in Seller’s possession;
          (k) A counterpart of any required State, County or Municipal transfer declaration forms; and
          (l) a customary “Gap Undertaking” duly executed by Seller in favor of the Title Company, as necessary, to facilitate the so-called “New York style closing” contemplated by this Agreement;
          (m) A counterpart of the ALTA Statement; and
          (n) Such other documents as may be reasonably necessary or appropriate to effect the consummation of the transactions which are the subject of this Agreement.

     Section 10.4 Prorations.
          (a) Seller and Purchaser agree to adjust, as of 11:59 p.m. on the day immediately preceding the Closing Date (the “Closing Time”), the following (collectively, the “Proration Items”): real estate and personal property taxes and assessments which are required to be paid during the calendar year in which the Closing occurs (on a cash basis so that such proration pursuant to this Section 10.4(a) shall be with respect to the taxes payable in the year in which the Closing occurs and not the taxes which are attributable to such year but payable the following year), utility bills (except as hereinafter provided), collected Rentals (subject to the terms of (c) below), and operating expenses payable by the owner of the Property. Seller will be charged and credited for the amounts of all of the Proration Items relating to the period up to and including the Closing Time, and Purchaser will be charged and credited for all of the Proration Items relating to the period after the Closing Time. Such preliminary estimated Closing prorations shall be set forth on a preliminary closing statement to be prepared by Seller and submitted to Purchaser for Purchaser’s approval (which approval shall not be unreasonably withheld, delayed or conditioned) prior to the Closing Date (the “Closing Statement”). The Closing Statement, once agreed upon, shall be signed by Purchaser and Seller and delivered to the Title Company for purposes of making the preliminary proration adjustment at Closing subject to the final cash settlement provided for below. The preliminary proration shall be paid at Closing by Purchaser to Seller (if the preliminary prorations result in a net credit to Seller) or by Seller to Purchaser (if the preliminary prorations result in a net credit to Purchaser) by increasing or reducing the cash to be delivered by Purchaser in payment of the Purchase Price at the Closing. If the actual amounts of the Proration Items are not known as of the Closing Time, the prorations will be made at Closing on the basis of the best evidence then available; thereafter, when actual figures are received, or if errors in prorations are discovered, re-prorations will be made on the basis of the actual figures, and a final cash settlement will be made between Seller and Purchaser. No prorations will be made in relation to insurance premiums (except to the extent covered by the proration of Operating Expenses). Final readings and final billings for utilities will be made if possible as of the Closing Time, in which event no proration will be made at the Closing with respect to utility bills (except to the extent covered by the proration of Operating Expenses). Seller will be entitled to all deposits presently in effect with the utility providers, and Purchaser will be obligated to make its own arrangements for deposits with the utility providers. A final reconciliation of Proration Items shall be made by Purchaser and Seller within fifteen (15) days after the first anniversary of the Closing Date.
          (b) Purchaser will receive a credit on the Closing Statement for the prorated amount (as of the Closing Time) of all Rentals previously paid to and collected by Seller and attributable to any period following the Closing Time. After the Closing, Seller will cause to be paid or turned over to Purchaser all Rentals, if any, received by Seller after Closing for distribution pursuant to this Section. “Rentals” as used herein includes fixed monthly rentals, additional rentals, percentage rentals, escalation rentals (which include each Tenant’s proportionate share of building operation and maintenance costs and expenses as provided for under the applicable Tenant Lease, to the extent the same exceeds any expense stop specified in such Tenant Lease), retroactive rentals, all administrative charges, utility charges, tenant or real property association dues, storage rentals, special event proceeds, temporary rents, telephone receipts, locker rentals, vending machine receipts and other sums and charges payable to Seller or its successor by Tenants under the Tenant Leases or from other occupants or users of the

Property, but excluding amounts received for Operating Expenses), which are governed by Section 10.4(c) below and excluding specific tenant billings which are governed by Section 10.4(d) below. Rentals are “Delinquent” if they were due prior to the Closing Time and payment thereof has not been made on or before the Closing Time. Delinquent Rentals will not be prorated. Purchaser agrees to use good faith collection procedures with respect to the collection of any Delinquent Rentals, but Purchaser will have no liability for the failure to collect any such amounts and will not be required to conduct lock-outs or take any other legal action to enforce collection of any such amounts owed to Seller by Tenants of the Property and, except as set forth in this Section 10.4(b), Seller shall have no right to take any action with respect to collection of Delinquent Rentals from any Tenant while such Tenant remains in occupancy of the Property. In the event Purchaser has not collected any Delinquent Rental within ninety (90) days after the Closing, Seller shall be entitled to send notices to defaulting tenants demanding payment, but Seller shall not be entitled to initiate litigation, threaten litigation, terminate leases, evict tenants or threat termination of leases or eviction of tenants. All sums collected by Purchaser or Seller, as applicable, from and after Closing from each Tenant (excluding Tenant payments for Operating Expenses attributable to the period prior to the Closing Time governed by Section 10.4(c) below and tenant specific billings for tenant work orders and other specific services as described in and governed by Section 10.4(d) below) will be applied first to current amounts owed by such Tenant to Purchaser and then to prior delinquencies owed by such Tenant to Seller. Any sums collected by Purchaser or Seller and due the other party will be promptly remitted to such party.
          (c) Seller will prepare a reconciliation as of the Closing Time of the amounts of all billings and charges for operating expenses and taxes specified in each Tenant Lease (collectively, “Operating Expenses”). If more amounts have been incurred for Operating Expenses than have been collected from Tenants for Operating Expenses, Purchaser, upon completion of 2006 year end operating expenses and tax reconciliation in 2007, shall use reasonable efforts to collect from tenants of the Property any underpayments and shall pay to Seller Seller’s share of said underpayment promptly upon collection thereof. If more amounts have been collected from Tenants for Operating Expenses than have been incurred for Operating Expenses, Seller will pay to Purchaser at Closing as a credit against the Purchase Price such excess collected amount. Purchaser and Seller agree that within sixty (60) days after Closing Purchaser and Seller shall finalize the prorations to make adjustments necessary to the extent estimates used in the calculation of such reconciliation at Closing differ from actual bills received for those items covered by such reconciliation; provided, however, notwithstanding the foregoing, Seller’s and Purchaser’s right and obligation to finalize prorations with respect to ad valorem real estate taxes for the 2006 tax year shall be settled thirty (30) days after receipt of the second tax bill for taxes attributable to calendar year 2006. In this regard, Purchaser will be solely responsible, from and after Closing, for (i) collecting from Tenants the amount of any outstanding Operating Expenses for periods before and after Closing, and (ii) where appropriate, reimbursing Tenants for amounts attributable to Operating Expenses, as may be necessary based on annual reconciliations for Operating Expenses.
          (d) With respect to specific tenant billings for work orders, special items performed or provided at the request of a given Tenant or other specific services, which are collected by Purchaser or Seller after the Closing Time but relate to any such specific services rendered by Seller or its property manager prior to the Closing Time and which are identified on the Tenant’s payment as relating to such specific services or which are clearly identifiable as being payment for any such specific services, Purchaser shall cause such collected amounts to be paid to Seller, or Seller may retain such payment if such payment is received by Seller after the Closing Time.
          (e) Notwithstanding any provision of this Section 10.4 to the contrary, Purchaser will be solely responsible for (i) all Leasing Costs which accrue on or after the Closing Date, (ii) subject to any approval rights which Purchaser has, Leasing Costs (“New Tenant Costs”) incurred or to be incurred in connection with any new Tenant Leases executed after the Effective Date, and (iii) all Leasing Costs described on Exhibit H which are not paid by Seller prior to Closing (collectively, “Purchaser Leasing Costs Obligations”). Purchaser acknowledges that Seller’s Leasing Cost Obligations specifically exclude, and Purchaser’s Leasing Costs Obligations include, Leasing Costs payable with respect to any renewal, expansion or other right which is exercised by Tenants after the Closing Date and refurbishment and other allowances payable under Tenant Leases after the Closing Date. The provisions of this Section 10.4(e) shall fully survive the Closing without limitation.
          (f) Seller will be solely responsible for all Leasing Costs to the extent unpaid as of the Closing Date which accrued during the period of time Seller owned the Property under Tenant Leases entered into prior to the Closing Date excluding (i) Leasing Costs described on Exhibit H which Seller does not pay prior to Closing, and (ii) New Tenant Costs (“Seller Leasing Costs Obligations”). The provisions of this Section 10.4(f) shall be governed by the provisions of Section 16.1(a).
          (g) Seller has heretofore filed applications for the reduction of the assessed valuation of the Real Property and the Improvements and/or instituted certiorari proceedings to review such assessed valuations for the tax years 2001(payable in 2002), 2002 (payable in 2003) and 2004 (payable in 2005). Purchaser acknowledges and agrees that Seller (i) shall have the right to institute proceedings or file applications for the reduction of the assessed valuation of the Real Property and the Improvements for the tax year 2005 (payable in 2006) and all prior tax years, and (ii) shall have the right to withdraw, compromise or settle the tax proceedings for all such tax years, provided that notwithstanding anything to the contrary contained herein, Seller shall not make or file a petition or appeal, agree to a settlement of any such appeal or action, or otherwise pursue or continue to pursue any course of action which would have an adverse effect on the taxes for the Property for subsequent years without the prior written consent of Purchaser. Seller acknowledges and agrees that Purchaser (y) shall have the right to institute proceedings or file applications for the reduction of the assessed valuation of the Real Property and the Improvements for the tax year 2006 (payable in 2007) and (z) shall have the right to withdraw, compromise or settle the tax proceedings for the 2006 tax year. Any refund or the savings or refund for any year or years prior to the 2006 tax year shall belong solely to Seller after deduction of any refunds owed to any Tenant pursuant to the Tenant Leases. Any tax savings or refund for the 2006 tax year shall be prorated between Seller and Purchaser as set forth in Section 10.4(c). Any amounts required to be reimbursed to the Tenants from such refund proceeds shall be paid directly to such Tenants by the person who obtains the proceeds. Seller and Purchaser shall cooperate with each other in good faith in connection with any tax proceedings including, without limitation, executing all documents and instruments as may reasonably be requested in connection therewith. Purchaser hereby indemnifies, defends and holds Seller harmless from any claims by a Tenant for a portion of a tax refund with respect to any tax proceedings to the extent Purchaser received such tax refund owed to such Tenant and failed to refund it to such Tenant. Seller hereby indemnifies, defends and holds Purchaser harmless from any claims by a Tenant for a portion of a tax refund with respect to any tax proceedings to the extent Seller received such tax refund owed to such Tenant and failed to refund it to such Tenant. The provisions of this Section 10.4(g) shall fully survive the Closing without limitation.
          (h) With respect to the Operating Expenses for calendar year 2005, Seller shall prepare the 2005 reconciliation statements required by the Tenant Leases, and such statements shall be sent to Tenants by Seller. Seller agrees that Seller is solely responsible to Tenants for any Operating Expenses reconciliations for calendar year 2005, and Seller shall promptly make any such payments to Tenants in accordance with the Tenant Leases. However, if it is determined that Tenants owe Seller outstanding Operating Expenses for calendar year 2005, Purchaser shall promptly pay to Seller any amounts collected from Tenants as relating to such reconciliation statements. Purchaser shall use commercially reasonable collection procedures with respect to the collection of any such amounts, but Purchaser will not have liability to Seller for the failure to collect any such amounts and will not be required to conduct lock-outs or take any other legal action to enforce collection of any such amounts owed to Seller by Tenants of the Property and, except as set forth in this Section 10.4(h), Seller shall have no right to take any action with respect to collection of any such outstanding Operating Expenses from any Tenant while such Tenant remains in occupancy of the Property. If Purchaser does not use commercially reasonable efforts to follow-up to collect such sums allocable to Seller, then commencing ninety (90) days after the Closing Date, Seller shall be permitted to send notices to tenants demanding payment of such sums, but Seller shall not initiate litigation, threaten litigation, terminate leases, evict tenants or threaten termination of leases or eviction of tenants.
          (i) Except with respect to subsections (e), (f) and (g) of this Section 10.4 (which subsections shall be governed by the provisions thereof), the provisions of this Section 10.4 will survive the Closing for fourteen (14) months.
     Section 10.5 Delivery of Real Property. Upon completion of the Closing, Seller will deliver to Purchaser possession of the Real Property and Improvements, subject to the Tenant Leases and the Permitted Exceptions.
     Section 10.6 Costs of Title Company and Closing Costs. Costs of the Title Company and other Closing costs incurred in connection with the Closing will be allocated as follows:
          (a) Purchaser will pay (i) all premium and other costs for the Title Policy and any endorsements, except the portion thereof payable by Seller pursuant to Section 10.6(b) below, (ii) all premiums and other costs for any mortgagee policy of title insurance, including but not limited to any endorsements or deletions, (iii) the costs associated with any modifications, updates, or recertifications of the Survey, (iv) Purchaser’s attorneys’ fees; (v) 1/2 of all of the Title Company’s escrow and closing fees, if any, (vi) all recording fees, (vii) the documentary fee payable at the time of recording the Deed, and (vii) any transfer tax imposed by the City in which the Real Property is located;

          (b) Seller will pay (i) the premium for the basic Title Policy with extended coverage, (ii) 1/2 of all of the Title Company’s escrow and closing fees, (iii) Seller’s attorneys’ fees, (iv) any transfer taxes imposed by the County and State in which the Real Property is located, and (v) any fees charged by any issuer of a letter of credit referred to in Section 10.3(g) for the assignment of such letter of credit from Seller to Purchaser;
          (c) Any other costs and expenses of Closing not provided for in this Section 10.6 or in other provisions of this Agreement shall be allocated between Purchaser and Seller in accordance with the custom in the county in which the Real Property is located; and
          (d) If the Closing does not occur on or before the Closing Date for any reason whatsoever, the costs incurred through the date of termination will be borne by the party incurring same.
     Section 10.7 Post-Closing Delivery of Tenant Notice Letters. Immediately following Closing, Purchaser will deliver to each Tenant (via messenger or certified mail, return receipt requested) a written notice executed by Purchaser (i) indicating that notices to Landlord should thereafter be delivered to Purchaser and giving instructions therefor, (ii) acknowledging that Purchaser has received and is responsible for the Tenant Deposits (specifying the exact amount of the Tenant Deposits) and (iii) indicating that rent should thereafter be paid to Purchaser and giving instructions therefor. Purchaser shall provide to Seller (a) a copy of each such notice letter at Closing, and (b) proof of delivery of same promptly after such proof is available. Immediately following Closing, Seller will deliver to each Tenant (via messenger or certified mail, return receipt requested) a written notice executed by Seller (i) informing each Tenant of the sale of the Property to Purchaser and (ii) informing each Tenant that Purchaser has received the Tenant Deposits. Seller shall provide to Purchaser a copy of each such notice letter delivered by Seller to each Tenant promptly after delivery of same, and proof of delivery of same promptly after such proof is available. To the extent that Purchaser desires to make a claim on a letter of credit, described in Subsection 10.3(e), after the Closing Date and prior to the date the letter of credit is assigned to Purchaser, Seller, at Purchaser’s expense and as reasonably requested by Purchaser, shall cooperate with Purchaser to effectuate any such claim. This Section 10.7 shall survive Closing.
     Section 10.8 Illinois Tax Withholding. On or before Closing, Seller shall deliver to Purchaser a certificate issued by the Illinois Department of Revenue stating that the withholding obligations under Section 9.02(d) (“Section 9.02(d)”) of the Illinois Income Tax Act (“Act") do not apply to the transaction contemplated by this Agreement or specifying the holdback of sale proceeds which will satisfy Purchaser’s obligations under said Section 9.02(d) of the Act. If the certificate is not so delivered to Purchaser, as aforesaid, or if the certificate is so delivered and requires that funds be withheld pursuant to the terms thereof, then Purchaser may, at the Closing, deduct and withhold from the proceeds that are due to Seller the amount necessary to comply with the withholding requirements imposed by Section 9.02(d) of the Act. Purchaser shall deposit the amounts withheld in escrow with the Title Company, as escrowee, pursuant to terms and conditions acceptable to Seller and Purchaser, but in any event complying with Section 9.02(d) of the Act. Notwithstanding the foregoing provisions of this Section 10.8, Seller may, at its option, in lieu of the foregoing, provide Purchaser with an indemnity agreement, in substantially the form attached hereto as Exhibit P, pursuant to which Seller indemnifies

Purchaser with respect to all liabilities which may be imposed upon Purchaser as a result of the Section 9.02(d) obligations; however, if Seller subsequently obtains a certificate from the Illinois Department of Revenue indicating that Purchaser is not required to hold back any such sales proceeds, then the aforementioned indemnity agreement shall be null and void.
     Section 10.9 City of Chicago Tax Withholding. On or before Closing, Seller shall deliver to Purchaser a written notice issued by the City of Chicago Department of Revenue indicating that Purchaser has no obligation to withhold any amounts from the Purchaser Price upon the transfer of the Property pursuant to the City of Chicago Bulk Sales Ordinance (Sec. 3-1-140 of the Municipal Code of Chicago) (the “City Code Bulk Sales Ordinance”) or specifying the holdback of sale proceeds which will satisfy Purchaser’s obligations under the City Code Bulk Sales Ordinance. If the written notice is not so delivered to Purchaser, as aforesaid, or if the written notice is so delivered and requires that funds be withheld pursuant to the terms thereof, then Purchaser may, at the Closing, deduct and withhold from the proceeds that are due to Seller the amount necessary to comply with the withholding requirements imposed by the City Code Bulk Sales Ordinance. Purchaser shall deposit the amounts withheld in escrow with the Title Company, as escrowee, pursuant to terms and conditions acceptable to Seller and Purchaser, but in any event complying with the City Code Bulk Sales Ordinance. Notwithstanding the foregoing provisions of this Section 10.9, Seller may, at its option, in lieu of the foregoing, provide Purchaser with an indemnity agreement, in substantially the form attached hereto as Exhibit Q, pursuant to which Seller indemnifies Purchaser with respect to all liabilities which may be imposed upon Purchaser as a result of any such City Code Bulk Sales Ordinance obligations; however, if Seller subsequently obtains a written notice from the City of Chicago Department of Revenue indicating that Purchaser is not required to hold back any such sales proceeds, then the aforementioned indemnity agreement shall be null and void.
ARTICLE XI
BROKERAGE
     Section 11.1 Brokers. Seller agrees to pay to Eastdil Broker Services, Inc. (“Broker”) a real estate commission at Closing (but only in the event of Closing in compliance with this Agreement) pursuant to a separate agreement between Seller and Broker. The payment of the commission by Seller to Broker will fully satisfy the obligations of the Seller for the payment of a real estate commission hereunder. Other than as stated in the first sentence of this Section 11.1, Purchaser and Seller represent to the other that no real estate brokers, agents or finders’ fees or commissions are due or will be due or arise in conjunction with the execution of this Agreement or consummation of this transaction by reason of the acts of such party, and Purchaser and Seller will indemnify, defend and hold the other party harmless from any brokerage or finder’s fee or commission claimed by any person asserting his entitlement thereto at the alleged instigation of the indemnifying party for or on account of this Agreement or the transactions contemplated hereby. The provisions of this Article XI will survive any Closing or termination of this Agreement.
ARTICLE XII
     Section 12.1 Intentionally Deleted.

ARTICLE XIII
REMEDIES
     Section 13.1 Default by Seller. In the event the Closing of the purchase and sale transaction provided for herein does not occur as herein provided by reason of any default of Seller, Purchaser may, as Purchaser’s sole and exclusive remedy, elect by notice to Seller within twenty (20) Business Days following the scheduled Closing Date, either of the following: (a) terminate this Agreement, in which event Purchaser will receive from the Title Company the Earnest Money Deposit and Seller shall pay to Purchaser the lesser of (x) the costs, expenses and other liabilities incurred by Purchaser in connection with the transaction contemplated hereby and/or as the result of such termination (including, without limitation, the costs, expenses and liabilities Purchaser incurs as a result of its inability to perform under any contract as the result of such termination, attorneys’ fees, and diligence costs) or (y) $200,000.00 (the “Purchaser Costs”), and Seller and Purchaser will have no further rights or obligations under this Agreement, except with respect to the Termination Surviving Obligations; or (b) seek to enforce specific performance of the Agreement, and in either event, Purchaser hereby waives all other remedies, including without limitation, any claim against Seller for damages of any type or kind, excluding the Purchaser Costs, but including, without limitation, consequential or punitive damages. Failure of Purchaser to make the foregoing election within the foregoing twenty (20) Business Day period shall be deemed an election by Purchaser to terminate this Agreement and receive from the Title Company the Earnest Money Deposit and the Purchaser Costs, whereupon Seller and Purchaser will have no further rights or obligations under this Agreement, except with respect to the Termination Surviving Obligations. Notwithstanding the foregoing, nothing contained in this Section 13.1 will limit Purchaser’s remedies at law, in equity or as herein provided in the event of a breach by Seller of any of the Closing Surviving Obligations after Closing or the Termination Surviving Obligations after termination.

     Section 13.2 DEFAULT BY PURCHASER. IN THE EVENT THE CLOSING AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREIN DO NOT OCCUR AS PROVIDED HEREIN BY REASON OF ANY DEFAULT OF PURCHASER, PURCHASER AND SELLER AGREE IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO FIX THE DAMAGES WHICH SELLER MAY SUFFER. PURCHASER AND SELLER HEREBY AGREE THAT (i) AN AMOUNT EQUAL TO THE EARNEST MONEY DEPOSIT, TOGETHER WITH ALL INTEREST ACCRUED THEREON, IS A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT SELLER WOULD SUFFER IN THE EVENT PURCHASER DEFAULTS AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY, AND (ii) SUCH AMOUNT WILL BE THE FULL, AGREED AND LIQUIDATED DAMAGES FOR PURCHASER’S DEFAULT AND FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTY, AND WILL BE SELLER’S SOLE AND EXCLUSIVE REMEDY (WHETHER AT LAW OR IN EQUITY) FOR ANY DEFAULT OF PURCHASER RESULTING IN THE FAILURE OF CONSUMMATION OF THE CLOSING, WHEREUPON THIS AGREEMENT WILL TERMINATE AND SELLER AND PURCHASER WILL HAVE NO FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EXCEPT WITH RESPECT TO THE TERMINATION SURVIVING OBLIGATIONS. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED HEREIN WILL LIMIT SELLER’S REMEDIES AT LAW, IN EQUITY OR AS HEREIN PROVIDED IN THE EVENT OF A BREACH BY PURCHASER OF ANY OF THE CLOSING SURVIVING OBLIGATIONS AFTER CLOSING OR THE TERMINATION SURVIVING OBLIGATIONS AFTER TERMINATION.

Purchaser Initials	Seller Initials
     Section 13.3 Consequential and Punitive Damages. Each of Seller and Purchaser waive any right to sue the other for any consequential or punitive damages for matters arising under this Agreement. This Section 13.3 shall survive Closing or termination of this Agreement.
ARTICLE XIV
NOTICES
     Section 14.1 Notices. All notices or other communications required or permitted hereunder will be in writing, and will be given by (a) personal delivery, or (b) professional expedited delivery service with proof of delivery, or (c) United States mail, postage prepaid, registered or certified mail, return receipt requested, or (d) facsimile (provided that such facsimile is confirmed by the sender by personal delivery or expedited delivery service in the manner previously described), sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee will have designated by written notice sent in accordance herewith and will be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery on a Business Day at the address or in the manner provided herein, or, in the case of facsimile transmission, upon receipt if on a Business Day and, if not on a Business

Day, on the next Business Day. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement will be as follows:

To Purchaser:

Hines REIT 321 North Clark Street LP
c/o Hines Interests Limited Partnership
2800 Post Oak Boulevard
Suite 5000 Williams Tower
Houston, Texas 77056-6118
Attn: Charles N. Hazen
Fax: (713) 966-7851

Attn: A. Blake Williams
Fax: (713) 966-2075

with copy to:	Baker Botts L.L.P.
2001 Ross Avenue
Dallas, Texas 75201-2980
Attn: Patricia M. Stanton
Fax: (214) 661-4704

To Seller:	321 North Clark Realty, L.L.C.
One South Dearborn
1 South Dearborn Street, Suite 2000
Chicago, IL 60603
Attn: C. Kevin Shannahan
Fax: (312) 346-4180

Attn: Thomas Danilek
Fax: (312) 419-1932

New York State Teachers’ Retirement System
10 Corporate Woods Drive
Albany, New York 12211-2395
Attn: John Virtanen
Fax: (518) 447-2766

J.P. Morgan Fleming Asset Management Inc.
522 Fifth Avenue
New York, New York 10036
Attn: Dennis Keyes
Fax: (212) 837-1763

Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004

Attn: Mark A. Brody, Esq.
Fax: (212) 480-8421

with copy to:	Baker Botts L.L.P.
2001 Ross Avenue
Dallas, Texas 75201-2980
Attn: Patricia M. Stanton
Fax: (214) 661-4704
ARTICLE XV
ASSIGNMENT AND BINDING EFFECT
     Section 15.1 Assignment; Binding Effect. Purchaser shall have the right to assign this Agreement to a wholly-owned subsidiary of Purchaser, provided Purchaser and such assignee shall execute an Assignment of Agreement of Sale and Purchase and the assignee Purchaser shall be liable for all obligations of Purchaser hereunder (and the assigning Purchaser shall be released of all obligations hereunder which accrue from and after Closing). Except as provided for in the immediately preceding sentences, Purchaser shall not assign its rights or obligations under this Agreement, in whole or in part, without the prior written consent of Seller. This Agreement will be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns, and no other party will be conferred any rights by virtue of this Agreement or be entitled to enforce any of the provisions hereof. Whenever a reference is made in this Agreement to Seller or Purchaser, such reference will include the successors and permitted assigns of such party under this Agreement.
ARTICLE XVI
PROCEDURE FOR INDEMNIFICATION AND LIMITED SURVIVAL OF
REPRESENTATIONS, WARRANTIES AND COVENANTS
     Section 16.1 Survival of Representations, Warranties and Covenants.
          (a) Notwithstanding anything to the contrary contained in this Agreement, (1) the representations and warranties of Seller set forth in Section 8.1 and Seller’s liability under Section 8.1, and (2) Seller’s liability under Section 10.4(f), will survive the Closing for a period of nine (9) months. With respect to any suit, claim or cause of action that Purchaser has or may have as a result of (i) any alleged untruth, inaccuracy or breach of such representations or warranties under Section 8.1, and/or (ii) Seller’s obligations (or as result of Seller’s alleged failure to perform same) under Section 10.4(f), Purchaser must give Seller written notice of any such claims, and must file any such suits, claims or causes of action against Seller based thereon, in each instance prior to the expiration of said nine (9) month period. In the event Purchaser fails to provide such notice and file such suits, claims or causes of action within such nine (9) month period, Seller shall have no liability whatsoever to Purchaser with respect to (1) the representations and warranties set forth in Section 8.1, and (2) the obligations of Seller set forth in Section 10.4(f). Purchaser will not have any right to bring any suit, claim or cause of action against Seller as a result of any alleged untruth, inaccuracy or breach of such representations and warranties under Section 8.1 or in connection with Seller’s obligations (or as a result of Seller’s alleged failure to perform same) under Section 10.4(f) unless and until the aggregate amount of all liability and losses arising out of all such untruths, inaccuracies and breaches exceeds $100,000.00 (in which event Seller’s liability shall be from the first dollar of such loss). In addition, notwithstanding anything to the contrary contained in this Agreement or any of the Closing documents, including, without limitation, the provisions of Section 17.15 of this Agreement, in no event shall Seller’s liability for all such untruths, inaccuracies and/or breaches under Section 8.1 and 10.4(f) (including Seller’s liability for attorneys’ fees and costs in connection with such untruths, inaccuracies and/or breaches) exceed, in the aggregate, $1,000,000.
          (b) Notwithstanding anything to the contrary contained in this Agreement, Seller shall have no liability with respect to any of Seller’s representations, warranties and covenants herein if, prior to the Closing, Purchaser has actual knowledge of any breach of a representation, warranty or covenant of Seller herein or Purchaser obtains actual knowledge from any estoppel certificates or as a result of written disclosure by Seller or any of Seller’s agents, representatives or employees that contradicts any of Seller’s representations, warranties or covenants herein (and the representations and warranties of Seller shall be deemed modified thereby to be accurate), and Purchaser nevertheless consummates the transaction contemplated by this Agreement (in which event any such breach or contradiction shall be deemed waived by Purchaser). For purposes of this subsection (b). Purchaser shall have actual knowledge only to the extent of the present actual (as opposed to constructive or imputed) knowledge of Blake Williams and Edmund Donaldson.
          (c) The Closing Surviving Obligations will survive Closing without limitation unless a specified period is otherwise provided in this Agreement. All other representations, warranties, covenants and agreements made or undertaken by Seller under this Agreement, unless otherwise specifically provided herein, will not survive the Closing Date but will be merged into the Closing Documents delivered at the Closing. The Termination Surviving Obligations shall survive termination of this Agreement without limitation unless a specified period is otherwise provided in this Agreement.
ARTICLE XVII
MISCELLANEOUS
     Section 17.1 Waivers. No waiver of any breach of any covenant or provisions contained herein will be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision contained herein. No extension of time for performance of any obligation or act will be deemed an extension of the time for performance of any other obligation or act.
     Section 17.2 Recovery of Certain Fees. In the event a party hereto files any action or suit against another party hereto by reason of any breach of any of the covenants, agreements or provisions contained in this Agreement, then in that event the prevailing party will be entitled to have and recover of and from the other party all attorneys’ fees and costs resulting therefrom, subject, however, in the case of Seller, to the limitations set forth in Section 16.1 above. For purposes of this Agreement, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean all court costs and the fees and expenses of counsel to the parties hereto, which may include printing, photostatting, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection of any judgment obtained in any such proceeding. The provisions of this Section 17.2 shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.
     Section 17.3 Time of Essence. Seller and Purchaser hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof.
     Section 17.4 Construction. Headings at the beginning of each article and section are solely for the convenience of the parties and are not a part of this Agreement. Whenever required by the context of this Agreement, the singular will include the plural and the masculine will include the feminine and vice versa. This Agreement will not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. All exhibits and schedules referred to in this Agreement are attached and incorporated by this reference, and any capitalized term used in any exhibit or schedule which is not defined in such exhibit or schedule will have the meaning attributable to such term in the body of this Agreement. In the event the date on which Purchaser or Seller is required to take any action under the terms of this Agreement is not a Business Day, the action will be taken on the next succeeding Business Day.
     Section 17.5 Counterparts. To facilitate execution of this Agreement, this Agreement may be executed in multiple counterparts, each of which, when assembled to include an original or faxed signature for each party contemplated to sign this Agreement, will constitute a complete and fully executed original. All such fully executed original or faxed counterparts will collectively constitute a single agreement.
     Section 17.6 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all of the other conditions and provisions of this Agreement will nevertheless remain in full force and effect, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to either party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to reflect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
     Section 17.7 Entire Agreement. This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof, and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument, signed by the party to be charged or by its agent duly authorized in writing, or as otherwise expressly permitted herein.
     Section 17.8 Governing Law. THIS AGREEMENT WILL BE CONSTRUED, PERFORMED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

     Section 17.9 No Recording. The parties hereto agree that neither this Agreement nor any affidavit concerning it will be recorded.
     Section 17.10 Further Actions. The parties agree to execute such instructions to the Title Company and such other instruments and to do such further acts as may be reasonably necessary to carry out the provisions of this Agreement.
     Section 17.11 No Other Inducements. The making, execution and delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressly set forth herein.
     Section 17.12 Exhibits. Exhibits A through Q, inclusive, are incorporated herein by reference.
     Section 17.13 No Partnership. Notwithstanding anything to the contrary contained herein, this Agreement shall not be deemed or construed to make the parties hereto partners or joint venturers, it being the intention of the parties to merely create the relationship of Seller and Purchaser with respect to the Property to be conveyed as contemplated hereby.
     Section 17.14 Limitations on Benefits. It is the explicit intention of Purchaser and Seller that no person or entity other than Purchaser and Seller and their permitted successors and assigns is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, Purchaser and Seller or their respective successors and assigns as permitted hereunder. Nothing contained in this Agreement shall under any circumstances whatsoever be deemed or construed, or be interpreted, as making any third party (including, without limitation, Broker or any Tenant) a beneficiary of any term or provision of this Agreement or any instrument or document delivered pursuant hereto, and Purchaser and Seller expressly reject any such intent, construction or interpretation of this Agreement.
     Section 17.15 Exculpation. In no event whatsoever shall Seller’s liability (if any) under this Agreement and the Closing Documents (including any such liability for attorney’s fees and expenses) exceed, in the aggregate, an amount equal to the Purchase Price. In addition, in no event whatsoever shall recourse be had or liability asserted against any of Seller’s partners, members, shareholders, employees, agents, directors, officers or other owners of Seller or their respective constituent partners. Seller’s direct and indirect shareholders, partners, members, beneficiaries and owners and their respective trustees, officers, directors, employees, agents and security holders, assume no personal liability for any obligations entered into on behalf of Seller under this Agreement and the Closing Documents. This provision shall survive Closing.
[SIGNATURES FOLLOW ON NEXT SUCCEEDING PAGE]

          IN WITNESS WHEREOF, Seller and Purchaser have respectively executed this Agreement to be effective as of the date first above written.

PURCHASER:

HINES REIT PROPERTIES, L.P.,
a Delaware limited partnership

By:	Hines Real Estate Investment Trust, Inc.,
a Maryland corporation, its general partner

	By:	/s/ Sherri W. Schugart

Sherri W. Schugart
Chief Financial Officer
[Signature Page to Agreement of Sale and Purchase]

SELLER:

321 NORTH CLARK REALTY, L.L.C.

By:	Hines 321 North Clark Realty Limited Partnership,
its company manager

	By:	Hines 321 North Clark Realty GP LLC,
its general partner

		By:	Hines Interests Limited Partnership,
its sole member

			By:	Hines Holdings, Inc.,
its general partner

				By:	/s/ Thomas J. Danilek

Thomas J. Danilek
Senior Vice President
[Signature Page to Agreement of Sale and Purchase]

JOINDER BY TITLE COMPANY
          LandAmerica National Commercial Services, referred to in this Agreement as the “Title Company,” hereby acknowledges that it received this Agreement executed by Seller and Purchaser on the ___ day of March, 2006, and accepts the obligations of the Title Company as set forth herein. It further acknowledges that it received the Deposit on the ___ day of ___, 2006. The Title Company hereby agrees to hold and distribute the Earnest Money Deposit and interest thereon, and Closing proceeds in accordance with the terms and provisions of this Agreement. It further acknowledges that it hereby assumes all responsibilities for information reporting required under Section 6045(e) of the Internal Revenue Code.

LANDAMERICA NATIONAL COMMERCIAL SERVICES

By:
Printed Name:
Title:
Agreement of
Purchase and Sale

JOINDER BY BROKER
     The undersigned Broker joins herein to evidence such Broker’s agreement to the provisions of Section 11.1 and to represent to Seller and Purchaser that such Broker (i) knows of no other brokers, salespersons or other parties entitled to any compensation for brokerage services arising out of this transaction other than those whose names appear in this Agreement, (ii) has not made any of the representations or warranties specifically disclaimed by Seller in Section 16.1 and (iii) is duly licensed and authorized to do business in the State of Illinois.

EASTDIL BROKER SERVICES, INC.
Date: March ___, 2006	By:
Printed Name:
Title:

Address:

License No.:
Tax I.D. No.:
Agreement of
Purchase and Sale

EXHIBIT A
Legal Description
PARCEL 1:
TRACT A:
THAT PART OF BLOCK 2 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, AT AND BELOW THE HORIZONTAL PLANE OF +50.00 FEET ABOVE CHICAGO CITY DATUM, BOUNDED AND DESCRIBED AS FOLLOWS:
BEGINNING AT THE POINT OF INTERSECTION OF THE EAST LINE OF NORTH CLARK STREET (ALSO BEING THE WEST LINE OF LOTS 4 AND 5 IN SAID BLOCK 2) AND THE NORTH LINE OF THE CHICAGO RIVER, AS OCCUPIED; THENCE NORTH ALONG THE EAST LINE OF SAID NORTH CLARK STREET A DISTANCE OF 300.43 FEET; THENCE EAST AT RIGHT ANGLES TO THE LAST DESCRIBED LINE A DISTANCE OF 134.10 FEET; THENCE SOUTH ALONG A LINE 134.10 FEET EAST OF AND PARALLEL WITH THE EAST LINE OF SAID NORTH CLARK STREET A DISTANCE OF 305.09 FEET TO A POINT ON THE NORTH LINE OF SAID CHICAGO RIVER, AS OCCUPIED; THENCE WEST ALONG THE NORTH LINE OF SAID CHICAGO RIVER, AS OCCUPIED, A DISTANCE OF 134.18 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.
TRACT B:
THAT PART OF BLOCK 2 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, AT AND ABOVE THE HORIZONTAL PLANE OF +50.00 FEET ABOVE CHICAGO CITY DATUM, BOUNDED AND DESCRIBED AS FOLLOWS:
BEGINNING AT THE POINT OF INTERSECTION OF THE EAST LINE OF NORTH CLARK STREET (ALSO BEING THE WEST LINE OF LOTS 4 AND 5 IN SAID BLOCK 2) AND THE NORTH LINE OF THE CHICAGO RIVER, AS OCCUPIED; THENCE NORTH ALONG THE EAST LINE OF SAID NORTH CLARK STREET A DISTANCE OF 300.43 FEET; THENCE EAST AT RIGHT ANGLES TO THE LAST DESCRIBED LINE A DISTANCE OF 136.10 FEET; THENCE SOUTH ALONG A LINE 136.10 FEET EAST OF AND PARALLEL WITH THE EAST LINE OF SAID NORTH CLARK STREET A DISTANCE OF 305.16 FEET TO A POINT ON THE NORTH LINE OF SAID CHICAGO RIVER, AS OCCUPIED; THENCE WEST ALONG THE NORTH LINE OF SAID CHICAGO RIVER, AS OCCUPIED, A DISTANCE OF 136.18 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.
PARCEL 2:
EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCEL 1 (INCLUDING, WITHOUT LIMITATION, (I) NON-EXCLUSIVE INGRESS AND EGRESS FOR CONSTRUCTION, RECONSTRUCTION, REPAIR, REPLACEMENT AND RESTORATION OF ANY IMPROVEMENTS OF THE PROJECT PROPERTY WHICH DIRECTLY ABUT THE HOTEL PROPERTY’S IMPROVEMENTS

ON ITS PARCEL AND THE CAISSONS, (II) NON-EXCLUSIVE FOR PEDESTRIAN INGRESS AND EGRESS TO AND FROM THE PROJECT PROPERTY AND THE HOTEL PROPERTY, (III) NON-EXCLUSIVE EASEMENT ON, OVER, THROUGH AND ACROSS THE GALLERY THROUGH AN OPENING AND/OR ENTRANCE IN THE GALLERY ABUTTING AN OPENING AND/OR ENTRANCE IN THE OFFICE BUILDING FOR THE PURPOSE OF PEDESTRIAN INGRESS AND EGRESS TO AND FROM THE OFFICE BUILDING, GALLERY AND THE HOTEL PLAZA, (IV) EXCLUSIVE EASEMENT TO CONSTRUCT AND ATTACH TO THE WESTERN EXTERIOR WALL OF THE GALLERY AN ENTRANCE WAY OR CORRIDOR EXTENDING FROM THE EASTERN EXTERIOR WALL OF THE OFFICE BUILDING TO THE WESTERN EXTERIOR WALL OF THE GALLERY AND FOR MAINTENANCE, REPAIR AND REPLACEMENT OF SUCH ENTRYWAY AND/OR CORRIDOR, (V) NON-EXCLUSIVE EASEMENT ON, OVER, THROUGH AND ACROSS THE HOTEL ROAD EASEMENT AREA AT THE PLAZA LEVEL FOR PEDESTRIAN AND VEHICULAR INGRESS AND EGRESS TO AND FROM THE PROJECT PROPERTY TO AND FROM DEARBORN, (VI) EXCLUSIVE EASEMENT PERMITTING CAISSONS SUPPORTING THE OFFICE BUILDING, (VII) EASEMENT PERMITTING ENCROACHMENT OF IMPROVEMENTS ONTO THE HOTEL PARCEL, (VIII) EASEMENT PERMITTING ATTACHMENT TO THE HOTEL PROPERTY AT OR BELOW PLAZA LEVEL, AND (VIII) NON-EXCLUSIVE EASEMENT OVER PHASE II PROPERTY ON, OVER, THROUGH AND ACROSS THE PHASE II ROAD EASEMENT AREA AT PLAZA LEVEL FOR PEDESTRIAN AND VEHICULAR INGRESS/EGRESS TO/FROM THE PROJECT PROPERTY AND HOTEL PROPERTY TO AND FROM DEARBORN AND CLARK STREETS) AS DESCRIBED IN THAT CERTAIN EASEMENT AND OPERATING AGREEMENT DATED AS OF JANUARY 14, 1986 AND RECORDED JANUARY 21, 1986 AS DOCUMENT NUMBER 86025944, BY AND AMONG LASALLE NATIONAL BANK AS TRUSTEE UNDER TRUST AGREEMENT DATED MARCH 1, 1985 AND KNOWN AS TRUST NUMBER 109495, LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED JUNE 29, 1981 AND KNOWN AS TRUST NUMBER 104102, OXFORD PROPERTIES, INC., LASALLE NATIONAL BANK AS TRUSTEE UNDER TRUST AGREEMENT DATED SEPTEMBER 20, 1985 AND KNOWN AS TRUST NUMBER 110339, AND THE JDC-TISHMAN CHICAGO HOTEL COMPANY, AS AMENDED BY THAT CERTAIN FIRST AMENDMENT TO EASEMENT AND OPERATING AGREEMENT DATED AS OF AUGUST 23, 1988 AND RECORDED AUGUST 24, 1988 AS DOCUMENT NUMBER 88-384561, BY AND AMONG LASALLE NATIONAL BANK AS TRUSTEE UNDER TRUST AGREEMENT DATED MARCH 1, 1985 AND KNOWN AS TRUST NUMBER 109495, LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED JUNE 29, 1981 AND KNOWN AS TRUST NUMBER 104102, LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED JUNE 17, 1987 AND KNOWN AS TRUST NUMBER 112420, QUAKER TOWER PARTNERSHIP, BCE DEVELOPMENT PROPERTIES INC. (FORMERLY KNOWN AS OXFORD PROPERTIES, INC.), LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED SEPTEMBER 20, 1985 AND KNOWN AS TRUST NUMBER 10339, AND JDC CHICAGO HOTEL LIMITED PARTNERSHIP (SUCCESSOR IN INTEREST TO THE JDC-TISHMAN CHICAGO HOTEL COMPANY), OVER, UNDER, AND UPON PORTIONS OF THE FOLLOWING DESCRIBED LAND:
THAT PART OF BLOCK 2 IN THE ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, BOUNDED AND DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE EAST LINE OF NORTH CLARK STREET (ALSO BEING THE WEST LINE OF LOT 5 IN SAID BLOCK 2) AND THE SOUTH LINE OF WEST KINZIE STREET (ALSO BEING THE NORTH LINE OF LOTS 5 THOUGH 8, BOTH INCLUSIVE, IN SAID BLOCK 2); THENCE EAST ALONG THE SOUTH LINE OF SAID WEST KINZIE STREET A DISTANCE OF 321.47 FEET TO THE WEST LINE OF NORTH DEARBORN STREET; THENCE SOUTH ALONG THE WEST LINE OF SAID NORTH DEARBORN STREET (ALSO BEING THE EAST LINE OF LOT 8 IN SAID BLOCK 2) A DISTANCE OF 178.60 FEET TO A POINT 311.60 FEET NORTH (AS MEASURED ALONG

SAID WEST LINE OF NORTH DEARBORN STREET) OF THE CHICAGO RIVER, AS OCCUPIED; THENCE WEST AT RIGHT ANGLES TO THE LAST DESCRIBED LINE A DISTANCE OF 321.47 FEET TO A POINT ON THE EAST LINE OF SAID NORTH CLARK STREET 300.43 FEET NORTH (AS MEASURED ALONG SAID EAST LINE OF NORTH CLARK STREET) OF SAID CHICAGO RIVER, AS OCCUPIED; THENCE NORTH ALONG THE EAST LINE OF SAID NORTH CLARK STREET A DISTANCE OF 177.86 FEET TO THE POINT OF BEGINNING.
ALSO:
THAT PART OF BLOCK 2 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, AT AND BELOW THE HORIZONTAL PLANE OF +50.00 FEET ABOVE CHICAGO CITY DATUM BOUNDED AND DESCRIBED AS FOLLOWS:
BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF NORTH DEARBORN STREET (ALSO BEING THE EAST LINE OF LOTS 1 AND 8 IN SAID BLOCK 2) AND THE NORTH LINE OF THE CHICAGO RIVER, AS OCCUPIED; THENCE WEST ALONG THE NORTH LINE OF SAID CHICAGO RIVER, AS OCCUPIED A DISTANCE OF 187.48 FEET TO A POINT ON A LINE 134.10 FEET EAST (AS MEASURED AT RIGHT ANGLES) OF AND PARALLEL WITH THE EAST LINE OF NORTH CLARK STREET; THENCE NORTH ALONG SAID LINE (SAID LINE ALSO BEING THE EAST FACE OF AN EXISTING CONCRETE FOUNDATION WALL AND ITS NORTHERLY AND SOUTHERLY EXTENSION THEREOF) A DISTANCE OF 305.09 FEET; THENCE EAST AT RIGHT ANGLES TO THE LAST DESCRIBED LINE A DISTANCE OF 187.37 FEET TO A POINT ON THE WEST LINE OF SAID NORTH DEARBORN STREET; THENCE SOUTH ALONG THE WEST LINE OF SAID NORTH DEARBORN STREET A DISTANCE OF 311.60 FEET TO THE POINT OF BEGINNING.
ALSO:
THAT PART OF BLOCK 2 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, AT AND ABOVE THE HORIZONTAL PLANE OF +50.00 FEET ABOVE CHICAGO CITY DATUM AND DESCRIBED AS FOLLOWS:
BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF NORTH DEARBORN STREET (ALSO BEING THE EAST LINE OF LOTS 1 AND 8 IN SAID BLOCK 2) AND THE NORTH LINE OF THE CHICAGO RIVER, AS OCCUPIED; THENCE WEST ALONG THE NORTH LINE OF SAID CHICAGO RIVER, AS OCCUPIED, A DISTANCE OF 185.48 FEET TO A POINT ON A LINE 136.10 FEET EAST (AS MEASURED AT RIGHT ANGLES) OF AND PARALLEL WITH THE EAST LINE OF NORTH CLARK STREET; THENCE NORTH ALONG SAID LINE A DISTANCE OF 305.16 FEET; THENCE EAST AT RIGHT ANGLES TO THE LAST DESCRIBED LINE A DISTANCE OF 185.37 FEET TO A POINT ON THE WEST LINE OF SAID NORTH DEARBORN STREET; THENCE SOUTH ALONG THE WEST LINE OF SAID NORTH DEARBORN STREET A DISTANCE OF 311.60 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.
PARCEL 3:
EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCEL 1 (INCLUDING, WITHOUT LIMITATION, (I) EXCLUSIVE EASEMENT TO CONSTRUCT A GARAGE, AND (II) EXCLUSIVE EASEMENT FOR VEHICULAR PARKING ON THE CARROLL AVENUE PARKING

AREA) AS DESCRIBED IN THAT CERTAIN PARKING AGREEMENT DATED AS OF JANUARY 14, 1986 AND RECORDED JANUARY 21, 1986 AS DOCUMENT NUMBER 86-025945 BY AND AMONG LASALLE NATIONAL BANK AS TRUSTEE UNDER TRUST AGREEMENT DATED SEPTEMBER 20, 1985 AND KNOWN A TRUST NUMBER 110339, THE JDC-TISHMAN CHICAGO HOTEL COMPANY, LASALLE NATIONAL BANK AS TRUSTEE UNDER TRUST AGREEMENT DATED MARCH 1, 1985 AND KNOWN AS TRUST NUMBER 109495, OXFORD PROPERTIES, INC., AND LASALLE NATIONAL BANK AS TRUSTEE UNDER TRUST AGREEMENT DATED JUNE 26, 1981 AND KNOWN AS TRUST NUMBER 104102 OVER, ACROSS, UNDER AND UPON PORTIONS OF THE FOLLOWING DESCRIBED LAND:
THAT PART OF BLOCK 2 IN THE ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, BOUNDED AND DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE EAST LINE OF NORTH CLARK STREET (ALSO BEING THE WEST LINE OF LOT 5 IN SAID BLOCK 2) AND THE SOUTH LINE OF WEST KINZIE STREET (ALSO BEING THE NORTH LINE OF LOTS 5 THOUGH 8, BOTH INCLUSIVE, IN SAID BLOCK 2); THENCE EAST ALONG THE SOUTH LINE OF SAID WEST KINZIE STREET A DISTANCE OF 321.47 FEET TO THE WEST LINE OF NORTH DEARBORN STREET; THENCE SOUTH ALONG THE WEST LINE OF SAID NORTH DEARBORN STREET (ALSO BEING THE EAST LINE OF LOT 8 IN SAID BLOCK 2) A DISTANCE OF 178.60 FEET TO A POINT 311.60 FEET NORTH (AS MEASURED ALONG SAID WEST LINE OF NORTH DEARBORN STREET) OF THE CHICAGO RIVER, AS OCCUPIED; THENCE WEST AT RIGHT ANGLES TO THE LAST DESCRIBED LINE A DISTANCE OF 321.47 FEET TO A POINT ON THE EAST LINE OF SAID NORTH CLARK STREET 300.43 FEET NORTH (AS MEASURED ALONG SAID EAST LINE OF NORTH CLARK STREET) OF SAID CHICAGO RIVER, AS OCCUPIED; THENCE NORTH ALONG THE EAST LINE OF SAID NORTH CLARK STREET A DISTANCE OF 177.86 FEET TO THE POINT OF BEGINNING.
ALSO:
THAT PART OF BLOCK 2 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, AT AND BELOW THE HORIZONTAL PLANE OF +50.00 FEET ABOVE CHICAGO CITY DATUM BOUNDED AND DESCRIBED AS FOLLOWS:
BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF NORTH DEARBORN STREET (ALSO BEING THE EAST LINE OF LOTS 1 AND 8 IN SAID BLOCK 2) AND THE NORTH LINE OF THE CHICAGO RIVER, AS OCCUPIED; THENCE WEST ALONG THE NORTH LINE OF SAID CHICAGO RIVER, AS OCCUPIED A DISTANCE OF 187.48 FEET TO A POINT ON A LINE 134.10 FEET EAST (AS MEASURED AT RIGHT ANGLES) OF AND PARALLEL WITH THE EAST LINE OF NORTH CLARK STREET; THENCE NORTH ALONG SAID LINE (SAID LINE ALSO BEING THE EAST FACE OF AN EXISTING CONCRETE FOUNDATION WALL AND ITS NORTHERLY AND SOUTHERLY EXTENSION THEREOF) A DISTANCE OF 305.09 FEET; THENCE EAST AT RIGHT ANGLES TO THE LAST DESCRIBED LINE A DISTANCE OF 187.37 FEET TO A POINT ON THE WEST LINE OF SAID NORTH DEARBORN STREET; THENCE SOUTH ALONG THE WEST LINE OF SAID NORTH DEARBORN STREET A DISTANCE OF 311.60 FEET TO THE POINT OF BEGINNING.
ALSO:

THAT PART OF BLOCK 2 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, AT AND ABOVE THE HORIZONTAL PLANE OF +50.00 FEET ABOVE CHICAGO CITY DATUM AND DESCRIBED AS FOLLOWS:
BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF NORTH DEARBORN STREET (ALSO BEING THE EAST LINE OF LOTS 1 AND 8 IN SAID BLOCK 2) AND THE NORTH LINE OF THE CHICAGO RIVER, AS OCCUPIED; THENCE WEST ALONG THE NORTH LINE OF SAID CHICAGO RIVER, AS OCCUPIED, A DISTANCE OF 185.48 FEET TO A POINT ON A LINE 136.10 FEET EAST (AS MEASURED AT RIGHT ANGLES) OF AND PARALLEL WITH THE EAST LINE OF NORTH CLARK STREET; THENCE NORTH ALONG SAID LINE A DISTANCE OF 305.16 FEET; THENCE EAST AT RIGHT ANGLES TO THE LAST DESCRIBED LINE A DISTANCE OF 185.37 FEET TO A POINT ON THE WEST LINE OF SAID NORTH DEARBORN STREET; THENCE SOUTH ALONG THE WEST LINE OF SAID NORTH DEARBORN STREET A DISTANCE OF 311.60 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.
PARCEL 4:
EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCEL 1 (INCLUDING, WITHOUT LIMITATION, (I) NON-EXCLUSIVE EASEMENT FOR VEHICULAR TRAFFIC OVER THE TEMPORARY ACCESS ROAD FOR AUTOMOBILE ACCESS BETWEEN KINZIE STREET AND THE NORTH BOUNDARY LINE OF THE SOUTH PARCEL OR OF THE HOTEL PARCEL SO AS TO PROVIDE INGRESS TO AND EGRESS FROM THE TOWER GARAGE) AS DESCRIBED IN THAT CERTAIN GRANT OF AUTOMOBILE ACCESS EASEMENT DATED AS OF AUGUST 23, 1988 AND RECORDED AUGUST 24, 1988 AS DOCUMENT NUMBER 88-384566, FROM LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED JUNE 29, 1981 KNOWN AS TRUST NUMBER 104102, TO SHUWA RIVERFRONT LIMITED PARTNERSHIP OVER, ACROSS, UNDER, AND UPON PORTIONS OF THE FOLLOWING DESCRIBED LAND AND AS DEPICTED ON EXHIBIT C OF SAID GRANT OF AUTOMOBILE ACCESS EASEMENT:
THAT PART OF BLOCK 2 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, BOUNDED AND DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE EAST LINE OF NORTH CLARK STREET (ALSO BEING THE WEST LINE OF LOT 5 IN SAID BLOCK 2) AND THE SOUTH LINE OF WEST KINZIE STREET (ALSO BEING THE NORTH LINE OF LOTS 5 THROUGH 8, BOTH INCLUSIVE, IN SAID BLOCK 2); THENCE EAST ALONG THE SOUTH LINE OF SAID WEST KINZIE STREET A DISTANCE OF 321.47 FEET TO THE WEST LINE OF NORTH DEARBORN STREET; THENCE SOUTH ALONG THE WEST LINE OF SAID NORTH DEARBORN STREET (ALSO BEING THE EAST LINE OF LOT 8 IN SAID BLOCK 2) A DISTANCE OF 178.60 FEET TO A POINT 311.60 FEET NORTH (AS MEASURED ALONG SAID WEST LINE OF NORTH DEARBORN STREET) OF THE CHICAGO RIVER, AS OCCUPIED; THENCE WEST A DISTANCE OF 321.47 FEET TO A POINT ON THE EAST LINE OF SAID NORTH CLARK STREET 300.43 FEET NORTH (AS MEASURED ALONG SAID EAST LINE OF NORTH CLARK STREET) OF SAID CHICAGO RIVER, AS OCCUPIED; THENCE NORTH ALONG THE EAST LINE OF SAID NORTH CLARK STREET A DISTANCE OF 177.86 FEET TO THE POINT OF BEGINNING.

EXHIBIT B
Personal Property
Art Work
• Ten (10)Hines specific poster sized photographs
• Red suspended Hines wall
Management Office Conference Room:
• Table
• Ten (10) Leather Chairs
• Phone
• TV/VCR on cart
Management Office Reception Area:
• Small glass side table
• Sofa table
• Two (2) leather waiting room Chairs
• Lamp
Management Office Kitchen:
• Amana Refrigerator/ Freezer
• Sanyo Microwave
• Bloomfield Koffee King- Coffee Maker 3 pots
• GE Profile Performance Dishwasher
• Black and Decker Broiler/ Toast-it-all
• Avaya Phone
2 Administrative desks/areas:
• Two (2)Compaq Desktop Computer
• Two (2) Chairs
• Two (2) Avaya phones
• Handheld radio
• Base radio
• Three 3(-) Two (2) drawer long horizontal file cabinets
• Two (2)- Two (2) drawer short horizontal file cabinets
• HP Laserjet 4100N printer
• HP Laserjet 4200N printer
• Canon 7301 fax machine
• HP Laserjet 3700 series printer
Project Accountant:

• IBM Thinkpad Laptop
• One (1) desk
• Two (2) guest chairs
• Aeron Chair
• Book case
• Storage cabinet
• One (1) Avaya phone
• One (1) long overhead shelf
• HP Laserjet 4250 Printer
Archive Storage Room:
• 4 lateral file units
• Minolta “Dialta” copier (Owned)
• HP 4550 network printer
• HP Deskjet 1220c
• Canon L3500 fax machine (leased)
• One (1) Aeron chair
• Two (2) guest chairs
• HP Scanjet
• IBM typewriter
Property Manager’s office:
• IBM Thinkpad Laptop
• One (1) Avaya Phone
• One (1) wireless headset
• Two (2) Aeron chairs
• Two (2) visitor Chairs
• Desk
• Book case
• Overhead cabinet
• Two (2) storage/file cabinets
Assistant Property Manager’s office:
• IBM Thinkpad Laptop
• One (1) desk
• One (1) Aeron chair
• One (1) short overhead shelf
• One (1) Avaya phone
• One (1) handheld radio
• Storage/file cabinet
• Book case

Office corridor
• Four (4)-Five (5) drawer lateral file cabinets
Copy Room:
• Five (5)-Three (3) drawer lateral file cabinets
• Postage machine (leased)
• Paper cutter
• Binding machine
• Compaq desktop
• Scanner
• Canon copier (leased)
• One (1) Avaya phone
• Two (2)-Five (5) drawer lateral file cabinets
• One (1) storage cabinet
Server Room:
• HP Compaq drive
• HP Storage works drive
• APC (UPS)
• Compaq S510 monitor
• One (1) Avaya IP 400 phone
• One (1) Avaya IP 400 Digital Station
• Net Gear Ethernet switch
Leasing Office:
• Aeron chair
• Desk
• Storage/file cabinet
• Linksys wireless router
• One (1) Avaya phone
Construction office:
• Three (3) Aeron chairs
• One (1) guest chair
• Desk
• Book shelf
• Project table
• One (1) Avaya phone
Conference Room:
• Twelve (12) leather chairs

• One (1) Avaya phone
• Large conference table
Engineering lunch room:
• Large Table
• Drinking water dispenser
• Eight (8) Chairs
• Twelve (12) handheld radios
• Newco coffee pot (2 pots)
• Avaya Phone
• GE Turntable Microwave Oven
• Sub-zero refrigerator
• HP LaserJet 1200
• Compaq Desktop: S/N H001956 and speakers
• One (1)-three (3) drawer short file cabinet
• Two (2) large wood credenzas
• Two (2) small wood credenzas
• Johnson Controls BAS Dell Computer
• Alarm printer OKIDATA MicroLine 390 Turbo
• Two (2) large dry erase/cork board cabinets
Central Plant – 2nd floor Mechanical, 35th floor Mechanical
• Gantry & Beam
• Two (2)-Eight (8) foot ladders
• Two (2)-twelve (12) foot ladders
• Seven (7)- six (6) foot ladders
• Three (3)- 4 foot ladders
• Arc Welder
• Three (3)- Tool cabinets
• Propane Torch Kit (turbo)
• Oxy-Acetylene Torch
• Two (2)- B-tank torch kits
• Goodway Chiller Tube Puncher
• Two (2) wet-vacs
• Led Pot propane torch
• Goodway pressure washer
• Goodway HEPA vac
• Econ Line sand blaster
• Delta drill press
• Band saw
• Snap on part washer
• Milwaukee bench grinder
• Rigid pipe threading machine 535
• Work bench -steel

• Work bench -wood
• CM series 646 Chain Fall, 2 ton
• Two (2) bench vice
• Lawson parts cabinet
• Speedaire air compressor
• Two (2) Toro snow blowers
• Milwaukee 1/2” hamen drill
• Milwaukee 4” grinder
• Milwaukee 16 GA nibbler
• Milwaukee Sawzall
• Milwaukee 18 volt cordless Sawzall
• Milwuakee 18 volt cordless drill
• Milwaukee band saw
• Milwaukee 1/2 right angle drill
• 14.4 volt cordless drill hammer
• Milwaukee HD jig saw
• Milwaukee HD disk sander
• Starrett hole saw kit
• Snap-on 3/8” socket set
• Snap-on 1/2” socket set
• Snap-on 1” socket set
• Milwaukee screw shooter
• Dewalt 18 volt 1/2 cordless drill
• Snap-on 1/4 socket set
• Fluke Multimeter 179
• Three (3)-Two (2) wheel dollies
• Rigid K50 roden
• Rigid K6800 roden
• Two (2) chairs
• One (1) table
• Alnon CFM tester
• Rigid pipe wrench set
• Snap-on box wrenches
• Snap-on hydraulic poller set
• Greenlee knockout set
• CM chain fall tool cabinet with chain falls and ACC
• 1”, 3/4”, 1/2” EMT hand pipe benders
• Greenlee wire truck
• Fish tapes
• Amprobe corrent tracer
• Rigid tripod
• Scaffold set
• JCG Battery lift
• Handy Herman lift
• Bulb eater
• 24’ extension ladder

• HPC key machine
• RYTAN key machine
• Lab-005 pin kit
• Schlage pin kit
• Lab- lock thread kit
• One (1) chair
• One (1) table
• File cabinet
• Man host platform (35)
• Power washing pump and hoses for cooling tower cleaning
Chief Engineer’s office:
• One (1)- Brother MFC 1970MC fax/copy machine
• One (1) Avaya phone
• One (1)-Four (4) drawer file cabinet
• Two (2) visitor Chairs
• Desk
• Chair
• Overhead shelf
• Four (4) drawer horizontal file cabinet
• Compaq Desktop Computer: S/N H001705
• One (1) small table
• One (1) large credenza
• One (1) small three (3)-shelf unit
• Mini refrigerator
• Kennedy 7-drawer tool box
• Three (3) boxes main fan parts
• Computer work station
Security Supervisor’s office:
• Fargo badge printer
• Two (2) monitors
• HP Inkjet 6122
• Desk
• Chair
• Two (2) visitor chairs
• Two (2) overhead shelves
• One (1) Avaya Phone
• Handheld radio
Housekeeping and Security Staff Break Room:
• Five (5) tables
• Twenty (24) chairs

• Refrigerator
• Ice machine
Kitchen:
• GE No frost refrigerator/ freezer
• Bloomfield Koffee-King (3 pots)
• Coffee Unlimited (2 pot)
• AT&T phone
Dock Security Desk:
• Three (3) desks
• Two (2) chairs
• One (1) Brother fax machine
• One (1) Avaya phone
• Two (2) DVRs
• One (1) small refrigerator
• Two (2) video monitors with controllers
• One (1) LCD computer monitor
• JBM computer
• One (1) portable heater
• One (1) water dispenser
East and West Side Security Desks:
• Desk
• Three (3) stools
• Two (2) Avaya phones
• One (1) portable heater
• Two (2) IBM computers
• One (1) video monitor with two (2) controllers
• Two (2) LCD monitors
• Two (2) Dymo Badge printers
• One (1) desk lamp
3rd Floor Fitness Center:
• Keiser brand circuit training equipment
• All “free weights” in free weight room

EXHIBIT C
Operating Contracts

Service	Contractor
B.A.S. Maintenance	Johnson Controls, Inc.

Chiller Maintenance	Trane Chicago Service

Fax Lease/Maintenance	Canon Business Solutions

Copier Lease/Maintenance	Canon Business Solutions

Elevator/Escal Maintenance	Fujitec America

Extermination	Rentokil Pest Control

Janitorial	ABM Lakeside

Landscaping — Exterior	Kinsella Landscape, Inc.

Landscaping — Interior	Fleur tatious Designs, Ltd.

Life Safety System	Intelligent Systems Services, Inc.

Lobby & Elevator Cab Stone Floor Maintenance	Stone & Metal Group

Metal Maintenance	Stone & Metal Group

Parking	Standard Parking Corporation

Phone Equipment	Maron Structure Technologies

Security-On-Site	ABM Security Services

Waste Hauling	National Waste / Allied Waste

Water Treatment	H-O-H Chemicals, Inc.

Window Washing	Chicago Window Cleaning

Visitor Check-In	Dunn Solutions Group

Satellite TV(fitness ctr)	USA DirecTV

C-1

Warranty Information

Service or item insured	Manufacturer Warranty	Contractor Warranty	Expiration of Warranty
Cooling Tower (SE corner unit)	*Yes. Baltimore Aircoil Co.	No	March 10, 2008

Roof Replacement	Yes. American Hydrotech Roofing	No	15 years. May 20, 2018

Snap Cover Project	No	1 year from completion date	November 3, 2006

* Note:	Items covered in cooling tower warranty are original equipment components only. Fans, fan shafts, bearings, sheaves, gearboxes, driveshafts, couplings, fan motors, mechanical equipment supports.

C-2

EXHIBIT D-1
Major Tenants
•	Howrey Simon Arnold & White LLP

•	The American Bar Association

•	Foley & Lardner LLP

•	Mesirow Financial Holdings Inc.

•	World Travel / BTI

D-1-1

EXHIBIT D-2
Form Of Tenant Estoppel Certificate
[All blanks will be completed by Seller prior to delivery of Estoppel Certificate to the Tenant.]
From:
                                                                                                                        (“Tenant”)
To:
                                                                                                                        (“Purchaser”)
and
                                                                                                                        (“Landlord”)
          Lease: Lease dated ___, ___ between Landlord and Tenant, covering the Premises (as defined below), as modified, altered or amended (as further described in Paragraph 1 below) (the “Lease”). All capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Lease.
          Premises: Suite ___, consisting of a total of ___ rentable square feet (as set forth in the Lease) (the “Premises”), located in the building known as ___ having an address of ___ (“Building”).
          Tenant hereby certifies to Landlord and Purchaser as follows:
          1. Tenant is the current Tenant under the Lease. The Lease is in full force and effect and is the only lease, agreement or understanding between Landlord and Tenant affecting the Premises and any rights to parking. The Lease has not been modified, altered or amended, except by the documents listed on Annex I attached hereto.
          2. The Commencement Date of the Lease occurred on ___, and the Expiration Date of the Lease will occur on ___.
          3. Tenant has accepted and is occupying the Premises under the Lease. The Base Rent under the Lease for the current year of the Term is $____ per square foot of rentable area per year, or $____ per month. Tenant’s next increase in Base Rent is effective on ___, 200___. Tenant is also responsible to pay Additional Rent. Tenant is currently paying $____ per month in Additional Rent for estimated 2005 Operating Costs (including management fees) based on a pro rata share of ___%. Tenant has fully paid all Base Rent, Additional Rent and other sums due and payable under the Lease on or before the date of this Certificate and Tenant has not paid any Rent more than one month in advance.

D-2-1

          4. As of the date of this Certificate, Tenant has not sent any notice of default (which has not been cured) to Landlord or received any notice of default (which has not been cured) from Landlord, and [[to Tenant’s knowledge,]] (i) Landlord is not in default under any of the terms, conditions or covenants of the Lease to be performed or complied with by Landlord, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Tenant, or both, would constitute such a default, and (ii) Tenant is not in default under any of the terms, conditions or covenants of the Lease to be performed or complied with by Tenant, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Landlord, or both, would constitute such a default.
          5. As of the date of this Certificate, Tenant has no existing defenses, offsets or credits against the payment of Rent and other sums due or to become due under the Lease or against the performance of any other of Tenant’s obligations under the Lease.
          6. Tenant has accepted and is presently occupying the Premises, and the Premises have been completed in accordance with the terms of the Lease. All improvements, alterations, or additions to the Premises required to be made by Landlord have been completed to the satisfaction of Tenant. All contributions required to be made by Landlord for improvements to the Premises, including abatements, allowances or credits or offsets, if any, against rent or other charges due under the Leases, have been paid in full to Tenant except as follows: ___.
          7. Tenant has no option or right of first refusal to purchase the Premises. Tenant has no option to extend, renew or terminate the Lease, except as expressly provided for in the Lease.
          8. [Tenant has paid to Landlord a security deposit in the amount of $___.] [Tenant has delivered to Landlord a security deposit in the form of a letter of credit in the amount of $ ____.]
          9. Tenant agrees that, from and after the date hereof, Tenant will not pay any rent under the Lease more than thirty (30) days in advance of its due date.
          10. There are no other agreements written or oral between the Tenant and the Landlord with respect to the Lease, the Premises or the Building.
          11. There are no actions, whether voluntary or otherwise, pending or threatened against Tenant (or any guarantor of Tenant’s obligations pursuant to the Lease) under the Bankruptcy or insolvency laws of the United States or any state thereof, and there are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings under the U.S. Bankruptcy Code or any other debtor relief laws pending or threatened against Tenant.
          12. Neither the Tenant nor [[, to Tenant’s knowledge,]] the Landlord has commenced any action or given or received any notice for the purpose of terminating the Lease.

D-2-2

          13. The party executing this document on behalf of Tenant represents that he/she has been authorized to do so on behalf of Tenant.
          14. Tenant has not entered into any sublease, assignment or other agreement transferring any of its interests in the Lease or Premises, except as follows: ___.
          Tenant understands that this Certificate is required in connection with Purchaser’s (or any affiliate of Purchaser’s) acquisition of the Building from, or the acquisition of direct or indirect interests in Landlord from, the seller thereof (the “Seller”), and Tenant agrees that Purchaser (together with its affiliates, successors and assigns), Lender (together with its affiliates, successors and assigns), any other lender providing financing with respect to the Building or such acquisition, Landlord and Seller shall be entitled to, and in fact will, rely on the truth and accuracy of the foregoing certifications made by Tenant in entering into any such loan and/or sale transaction.
          EXECUTED on this ___ day of ___, 200___.
“TENANT”

By:
Name:
Title:

D-2-3

EXHIBIT E
Inspection Agreement
     This INSPECTION AND CONFIDENTIALITY AGREEMENT (the “Agreement”) is made by and between 321 NORTH CLARK REALTY, L.L.C. (“Seller”) and ______ (“Interested Party”).
WITNESSETH:
     WHEREAS, Seller owns certain real property and improvements commonly known as 321 North Clark, Chicago, Illinois 60602 (“Property”).
     WHEREAS, Seller desires to allow Interested Party to begin its inspection of the Property on the terms and conditions provided for in this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Inspection. (a) Subject to the terms and provisions of this Agreement, Seller shall, during the period (the “Inspection Period”) commencing on the date of this Agreement and ending 5 p.m. (Central Standard Time) on ___, 2006, (x) permit Interested Party and its authorized agents and representatives to enter upon the Property during normal business hours to inspect the Property and (y) provide to Interested Party, to the extent in Seller’s possession or control, such documents or instruments with respect to the use, ownership, operation and maintenance of the Property as may be made available by Seller in the exercise of its discretion. Interested Party shall notify Seller of the Interested Party’s intention, or the intention of its agents, employees, contractors or representatives, to enter the Property at least 24 hours prior to such intended entry.
     (b) Any soil borings or other invasive tests to the Property which Interested Party proposes to perform shall require the prior written approval of Seller, which approval may be granted or withheld in Seller’s sole and absolute discretion; provided, however, that prior to giving such approval, Seller shall be provided with a written sampling plan in reasonable detail in order to allow Seller a reasonable opportunity to evaluate such proposal. If Interested Party or its representatives undertake any borings or other disturbances of the soil, the soil shall be re-compacted to substantially the same condition as existed immediately before any such borings or other disturbances were undertaken. If Interested Party or its agents, employees or contractors take any sample from the Property in connection with any testing, Interested Party shall upon the request of Seller, provide to Seller a portion of such sample being tested to allow Seller, if it so chooses, to perform its own testing. Interested Party shall restore the Property to substantially the same condition as existed prior to the inspections promptly after Interested Party’s physical inspections and inquiries of the Property, but in no event later than fifteen (15) days after the damage occurs.

     (c) Interested Party shall bear the cost of all inspections and tests. At Seller’s option, Seller may be present for any inspection or test.
     2. Inspection Obligations. In conducting any inspections, investigations or tests (as permitted by this Agreement) of the Property, Interested Party and its agents, employees, contractors and representatives shall: (i) not unreasonably interfere with the use of the Property by any occupant or tenant thereof (“Tenant”); (ii) not unreasonably interfere with the operation and maintenance of the Property; (iii) not damage any part of the Property or personal property located at the Property owned or held by any person or entity; (iv) not injure or otherwise cause bodily harm to Seller or its respective agents, guests, invitees, contractors and employees or any Tenant or any other person or entity; (v) maintain comprehensive general liability insurance covering any accident arising in connection with the presence of Interested Party, its agents, employees, contractors and representatives on the Property in the minimum amounts of $1,000,000 per occurrence and $2,000,000 in the aggregate, and Seller shall be named as an additional insured thereunder; (vi) not permit any liens to attach to the Property by reason of the exercise of its rights hereunder; (vii) restore the Property to substantially the same condition in which the same was found before any such inspection or tests were undertaken; and (viii) not communicate with any Tenant, governmental authority or service providers without Seller’s written consent; provided, however, (a) upon no less than 48 hours notice to Seller (and with Seller’s participation, if requested by Seller), Interested Party may communicate with any governmental authority (other than any property tax assessor or other taxing authorities) for any good faith reasonable purpose related to the matters described in this clause (viii), unless such communication involves the disclosure or discussion of environmental matters discovered during inspection, in which case Seller’s consent shall be required, and (b) Interested Party may interview tenants and service providers of the Property if the interviews are coordinated through Seller and Seller has the right to have a representative present for each such interview.
     3. Confidentiality.
     (a) Interested Party and its partners, members, attorneys, agents, contractors, representatives, employees and consultants (collectively “Representatives”) will treat the information, documents and other items or matters disclosed to it by Seller or discovered on account of or pursuant to Interested Party’s inspections (which information shall not include information known by Interested Party prior to such disclosures by Seller or such inspections or any information which is generally known or available to the public other than through Interested Party) (the “Information”) as confidential, giving it the same care as Interested Party’s own confidential information, will not disclose the Information in any manner whatsoever, in whole or in part, and will make no use of any such Information except in connection with the transactions contemplated by this Agreement or to the extent required by court or legal requirements (INCLUDING, IF INTERESTED PARTY OR ANY AFFILIATE (OR ENTITY ADVISED BY AN AFFILIATE) OF INTERESTED PARTY MUST DISCLOSE THE INFORMATION IN ANY DOCUMENT AS REQUIRED BY THE FEDERAL SECURITIES LAWS, OR ANY RULES OR REGULATIONS PROMULGATED THEREUNDER). Further, Interested Party agrees to disclose the Information only to the Representatives who need to know the Information for purposes of Interested Party’s evaluation of the Property, provided that

Interested Party shall have instructed its Representatives as to the confidential nature of such Information (and Interested Party shall be responsible for a breach of confidentiality by any attorney, contractor or consultant engaged by Interested Party (or its agent)).
     (b) Upon request by Seller, Interested Party shall promptly return to Seller all Information provided by or on behalf of Seller and, if requested by Seller, deliver to Seller a copy of all third party engineering and environmental reports prepared by or on behalf of Purchaser with respect to the Property, but without any representations or warranties with respect thereto, or right to rely thereon. In addition, and except as required by applicable law, neither party shall issue any such release or make any statement to the media without the other party’s consent, which may be withheld in either party’s sole and absolute discretion. For purposes of this Agreement, the term “Information” shall be deemed to include any information, reports, tests, or studies (together with the results of such studies and tests) obtained by or provided to Interested Party or its Representatives regarding the Property, whether in connection with the inspections of the Property, its review of the due diligence materials and other information delivered or made available to Interested Party, or otherwise (but shall not include Information known by Interested Party prior to such disclosures by Seller or such inspections or any information which is generally known or available to the public other than through Interested Party).
     (c) In the event that Interested Party is required or requested (by oral questions, interrogatories, requests for information or documents (including without limitations, Freedom of Information Law requirements), subpoena, Civil Investigative Demand or other process) to disclose any Information, Interested Party agrees to provide Seller with prompt notice of any such requirement or request so that Seller may seek an appropriate protective order or waive Interested Party’s compliance with the provisions of this Agreement. If a protective order or the receipt of a waiver hereunder has not been obtained, or if prior notice is not possible, and Interested Party is, based upon the advice of Interested Party’s counsel, compelled to disclose Information, Interested Party may disclose that portion of the Information which Interested Party’s counsel advises Interested Party that Interested Party is compelled to disclose. In any event, Interested Party will not oppose action by Seller to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Information.
     (d) Interested Party understands and acknowledges that Seller does not make any representations or warranties as to the accuracy or completeness of the Information. Seller expressly disclaims any and all liability for representations or warranties, express or implied, in or related to the Information, or in any other written or oral communications transmitted or made available to Interested Party by Seller.
     (e) Interested Party shall not record any memorandum disclosing this Agreement.
     (f) Interested Party’s obligations under Section 3(a), (b) and (c) shall terminate upon the earlier (x) the acquisition of the Property by Interested Party, and (y) the second anniversary of the date of this Agreement.
     4. Indemnification. Interested Party acknowledges that remedies at law may be inadequate to protect against breach of this Agreement, and Interested Party hereby agrees in advance to the granting of injunctive relief in Seller’s favor without proof of actual damages, in addition to any other remedies available at law or in equity. If Interested Party breaches this Agreement, Interested Party shall reimburse Seller for all third party costs and expenses, including reasonable attorneys’ fees incurred by Seller in enforcing Interested Party’s obligations under this Agreement. Interested Party hereby agrees to indemnify, defend and hold Seller and its respective members, partners, agents, officers, directors, employees, successors and assigns harmless from and against any and all liens, claims, causes of action, damages (excluding consequential, special and punitive damages), liabilities, demands, suits, obligations, losses, penalties, costs and expenses (including reasonable attorneys’ fees) arising out of Interested Party’s inspections or tests permitted hereunder or any violation of the provisions of this Agreement, but excluding liens, claims, causes of action, damages, liabilities, demands, suits, obligations, losses, penalties, costs and expenses incurred by any such person or entity and arising from Interested Party’s discovery of adverse facts or conditions with respect to the Property, which facts or conditions were not otherwise caused by Interested Party’s activities on the Property. No termination of this Agreement or failure of Interested Party to acquire the Property will terminate Interested Party’s obligations pursuant to this Agreement except as provided in Section 3(f) above.
     5. Entire Agreement. This Agreement contains the entire agreement of the parties hereto regarding the subject matter hereof, and there are no other agreements, oral or written regarding the subject matter hereof. This Agreement can be amended only by written agreement signed by the parties hereto.
     6. No Obligation. Seller is under no legal obligation of any kind whatsoever with respect to the proposed sale of the Property by virtue of this Agreement.
     7. Agreement Binding on Parties. This Agreement, and the terms, covenants, and conditions herein contained, shall inure to the benefit of and be binding upon the heirs, personal representatives, successors, and permitted assigns of each of the parties hereto. Interested Party may not assign its rights hereunder without the prior written consent of Seller.
     8. Counterparts. This Agreement may be executed in counterparts each of which shall be deemed to be an original.
     9. Governing Law. This Agreement will be construed, performed and enforced in accordance with the laws of the State of Illinois.
     10. Notice. For purposes of this Agreement only, any notice (including written notice) required by this Agreement shall be provided to:

If to Seller:	321 North Clark Realty, LLC
One South Dearborn
1 South Dearborn Street, Suite 2000
Chicago, IL 60603
Attn: C. Kevin Shannahan
Fax: (312) 346-4180

Attn: Thomas Danilek

Fax: (312) 419-1932

With copy to:	Hines Interests Limited Partnership
2800 Post Oak Boulevard, 49th Floor
Suite 5000 Williams Tower
Houston, Texas 77056-6118
Attn: Jeffrey C. Hines
Fax: (713) 966-2020

With copy to:	Baker Botts L.L.P.
2001 Ross Avenue
Dallas, Texas 75201-2980
Attn: Patricia M. Stanton
Fax: (214) 661-4704

With copy to:	J.P. Morgan Fleming Asset Management Inc.
522 Fifth Avenue
New York, New York 10036
Attn: Dennis Keyes
Fax: (212) 837-1763

With copy to:	Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004
Attn: Mark A. Brody, Esq.

If to Interested Party:

Attn:

Fax:

With a copy to:

Attn:

Fax:

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day of ___, 200___.

SELLER:

321 NORTH CLARK REALTY, L.L.C.

By:	Hines 321 North Clark Realty Limited Partnership,
its company manager

	By:	Hines 321 North Clark Realty GP LLC,
its general partner

		By:	Hines Interests Limited Partnership,
its sole member

			By:	Hines Holdings, Inc.,
its general partner

By:
Name:
Title:

INTERESTED PARTY:

By:
Name:
Title:

EXHIBIT F
Lawsuits
     None.

F-1

EXHIBIT G
List Of Tenant Leases

Subleases (to
			Hines’	Sideletters/other
Tenant	Lease Date	Amendments	Knowledge)	documents
321 Bridge, Inc.	March 1, 2002	Amendment 1 - October 1, 2002 Amendment 2 — June 1, 2005	None	Estoppel Certificate-April 5, 2002 SNDA-April 5, 2002

American Bar Association	November 5, 2001	Amendment 1 — April 15, 2004 Amendment 2 - September 23, 2004	None	Estoppel Certificate-November 5, 2001 SNDA-November 5, 2001

Cambridge Capital Partners	February 14, 2006 (License Agreement)	None	None	None

CJA & Associates, Inc.	June 3, 2003	Amendment 1 — July 31, 2003	None	Estoppel Certificate-June 2, 2003 SNDA-June 12, 2003

Contego Capital Partners, LLC	June 23, 2005	None	None	Estoppel Certificate-June 23, 2005 SNDA-June 23, 2005 (Doc. date; no signature date)

Foley & Lardner	July 31, 2002	Amendment 1 - December 17, 2003	The Prime Group - January 30, 2004 Consent to Sublease - February 5, 2004	Estoppel Certificate-July 31, 2002 SNDA-July 31, 2002

Foran, O’Toole & Burke LLC	June 30, 2004	None	None	Estoppel Certificate-June 30, 2004 SNDA-June 30, 2004

Fox, Hefter, Swibel, Levin & Carroll, LLP	August 15, 2003	None	None	Estoppel Certificate-August 14, 2003 SNDA-September 3, 2003

Subleases (to
			Hines’	Sideletters/other
Tenant	Lease Date	Amendments	Knowledge)	documents
Howrey Simon Arnold & White, LLP	April 30, 2002	None	None	Estoppel Certificate- April 30, 2002 SNDA-April 30, 2002

HSR Business to Business, Inc.	February 25, 2004	None	None	Estoppel Certificate-February 25, 2004

IML Group, LLC	November 16, 2005	None	None	Estoppel Certificate-November 19, 2003 SNDA-November 19, 2003

Leahy, Hoste, Latherow, Poretta et al.	November 19, 2003	None	None	None

Loeb & Loeb LLP	August 23, 2004	None	None	Storage Lease-December 31, 2004 Letter Agreement-January 3, 2003

Mesirow Financial Holdings, Inc.	July 23, 2001	Amendment 1 - December 3, 2003 Amendment 2 - February 1, 2004 Amendment 3 - December 10, 2004 Amendment 4 – February 16, 2006	None	None

Metropolitan Fiber Systems of Chicago, Inc.	December 1, 2003	None	None	Estoppel Certificate-July 11,2003 SNDA-July 14, 2003

Pacific Resources	June 6, 2003	Amendment 1 - September 10, 2003	None	Estoppel Certificate-November 5, 2004 SNDA-November 5, 2004 (Doc. date; no signature date)

Rock Fusco, LLC	November 5, 2004	None	None	Estoppel Certificate-August 20, 2003 SNDA-August 21, 2003

Subleases (to
			Hines’	Sideletters/other
Tenant	Lease Date	Amendments	Knowledge)	documents
Shaw Gussis Fishman Glantz Wolfson & Towbin, LLC	July 28, 2003	Amendment 1 — April 27, 2005	None	Estoppel Certificate-April 16, 2003 SNDA-Jun 11, 2003

Sports & Entertainment	April 21, 2003	Amendment 1 – March 1, 2006	None	Estoppel Certificate-May 2005 SNDA-May 2005

Staubach Midwest, LLC	May 6, 2005	Amendment 1 – March 1, 2006	None	Estoppel Certificate-May 9, 2005 SNDA-No date

Steinco Inc.	May 9, 2005	None	None	Estoppel Certificate-December 24,2002 SNDA-December 26, 2002

V-Land Corporation	December 27, 2002	Amendment 1 — June 15, 2005	None	Estoppel Certificate-March 5, 2001

World Travel Partners I, LLC	June 24, 1987	Amendment 1 - February 10, 1988 Amendment 2 - February 10, 1988 Amendment 3 — July 31, 1990 Amendment 4 — March 31, 1992 Amendment 5 - January 1995 Amendment 6 - November 29, 1999	None	Estoppel Certificate-March 5, 2001

Subleases (to
			Hines’	Sideletters/other
Tenant	Lease Date	Amendments	Knowledge)	documents
Amendment 7 - September 1, 2000 Amendment 8 — June 1, 2003

EXHIBIT H
LEASING COSTS
[[**TO FOLLOW**]]

H-1

EXHIBIT I
Non-Foreign Entity Certification
     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by ___, a ___ (the “Transferor”), the undersigned hereby certifies the following on behalf of the Transferor:
     1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2.	Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii);

3.	Transferor’s U.S. employer identification number is ___; and

3.	Transferor’s office address is

     Transferor understands that this certification may be disclosed to the Internal Revenue Service and that any false statement made within this certification could be punished by fine, imprisonment, or both.
     Under penalties of perjury the undersigned declares that he has examined this certification and that to the best of his knowledge and belief it is true, correct and complete, and the undersigned further declares that he has the authority to sign this document on behalf of the Transferor.

TRANSFEROR:

321 NORTH CLARK REALTY, L.L.C.

By:	Hines 321 North Clark Realty Limited Partnership,
its company manager

	By:	Hines 321 North Clark Realty GP LLC,
its general partner

		By:	Hines Interests Limited Partnership,
its sole member

I-1

By:	Hines Holdings, Inc.,
its general partner

By:
Name:
Title:

I-2

EXHIBIT J
General Conveyance, Bill Of Sale,
Assignment And Assumption
                                                                      , a                      (“Seller ”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Seller paid by                     , a                      (“Purchaser”), the receipt of which is hereby acknowledged, hereby bargains, sells, transfers, conveys and assigns to Purchaser pursuant to this General Conveyance, Bill of Sale and Assignment (this “General Conveyance”) the following described property:
          (a) Seller’s right, title and interest in and to all equipment, appliances, tools, supplies, machinery, furnishings and other tangible personal property, attached to, appurtenant to, located in the improvements (the “Improvements”) located on the real property described on Exhibit A attached hereto and made a part hereof for all purposes (the “Real Property”) and used exclusively by Seller in connection with its ownership or operation of the Improvements and described on Exhibit B attached hereto (the “Personal Property”);
          (b) Any and all of Seller’s right, title and interest in and to the service agreements, maintenance contracts, equipment leasing agreements, leasing commission agreements, warranties, guarantees, bonds and other contracts for the provision of labor, services, materials or supplies relating solely to the Real Property or the Improvements as listed on Exhibit C attached hereto, in each instance to the extent assignable without the necessity of consent or assignable only with consent and such consent has been obtained (“Operating Contracts”);
          (c) All of Seller’s right, title and interest, as lessor, under all written leases, rental agreements, occupancy agreements and license agreements, and all written renewals, amendments, modifications and supplements thereto (“Tenant Leases”) with the Tenants set forth on Exhibit D attached hereto, together with all refundable security deposits (“Tenant Deposits”) of Tenants as listed on Exhibit C attached hereto; and
          (d) Any and all of Seller’s right, title and interest in and to all licenses, permits, certificates of occupancy, approvals, dedications, subdivision maps and entitlements issued, approved or granted by governmental authorities prior to the date hereof in connection with the Real Property and the Improvements together with all renewals and modifications thereof, in each instance, to the extent assignable without the necessity of consent or assignable only with consent and such consent has been obtained (the “Licenses and Permits”).
          The Personal Property, Operating Contracts, Tenant Leases, Tenant Deposits and Licenses and Permits are hereinafter collectively referred to as the “Property.”
          This General Conveyance is subject to the provisions of Sections 5.3 and 17.15 of the Agreement of Sale and Purchase between Seller and Purchaser dated ___, 2005.
          To facilitate execution of this General Conveyance, this General Conveyance may be executed in multiple counterparts, each of which, when assembled to include an original

J-1

signature for each party contemplated to sign this General Conveyance, will constitute a complete and fully executed original. All such fully executed original counterparts will collectively constitute a single agreement.

EXECUTED as of the day of , 200__.

SELLER:

321 NORTH CLARK REALTY, L.L.C.

By:	Hines 321 North Clark Realty Limited Partnership, its company manager

	By:	Hines 321 North Clark Realty GP LLC, its general partner

		By:	Hines Interests Limited Partnership, its sole member

			By:	Hines Holdings, Inc., its general partner

By:
Name:
Title:

PURCHASER:

By:
Name:
Title:

General Conveyance, Bill of Sale,
Assignment and Assumption

J-2

EXHIBIT K
Form of Special Warranty Deed
Prepared by:

and after recording
please return to:

SPECIAL WARRANTY DEED
     THIS SPECIAL WARRANTY DEED, made as of                                         , between                                                             , a                                                             , whose address is                                                                                                      (“Grantor”) and                                  , a                                                             , whose address is                                                                             (“Grantee”).
W I T N E S S E T H:
     Grantor, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, grants, sells and conveys to Grantee the lots, tracts or parcels of land in the City of Chicago, County of Cook, State of Illinois, described in Exhibit “A” subject to the matters listed in Exhibit “B”.
     TO HAVE AND TO HOLD such premises with all privileges, servitudes, rights of way, and easements appurtenant thereto, and any and all buildings, plants, facilities, installations, fixtures and other structures and improvements situated or located thereon or attached thereto to Grantee and Grantee’s successors and assigns forever, Grantor covenanting that such premises are free and clear from any encumbrance done or suffered by Grantor (except as otherwise described in Exhibit B) and that Grantor will warrant and defend the title to such premises to Grantee and Grantee’s successors and assigns forever against the lawful claims and demands of all persons claiming by, under or through Grantor.

     IN WITNESS WHEREOF, Grantor has executed this Special Warranty Deed on the date first written above.

321 NORTH CLARK REALTY, L.L.C.

By:	Hines 321 North Clark Realty Limited Partnership, its company manager

	By:	Hines 321 North Clark Realty GP LLC, its general partner

		By:	Hines Interests Limited Partnership, its sole member

			By:	Hines Holdings, Inc., its general partner

By:
Name:
Title:

STATE OF
)SS.
COUNTY OF
     I,                     , a Notary Public in and for said County in the State aforesaid, do hereby certify that                     , the                      of                     , a                     , personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered such instrument as his/her own free and voluntary act and as the free and voluntary act of said                     , and in the capacity set forth therein.
     GIVEN under my hand and notarial seal this ___ day of                     , 200___.

Notary Public
My Commission expires:

EXHIBIT A to EXHIBIT K
LEGAL DESCRIPTION

EXHIBIT B to EXHIBIT K
PERMITTED EXCEPTIONS
1. General and special real property taxes and assessments, a lien not yet due and payable.
[List all other specific Permitted Exceptions]

EXHIBIT L
Commitment

L-1

EXHIBIT M-1
form of westin estoppel
with respect to easement and operating agreement
(Hotel Owner)
Easement and Operating Agreement Estoppel
                    , 2006

From:	(“undersigned Owner”)

To:	(“Purchaser”)

and

(“Project Owner”)

Re:	Easement and Operating Agreement made as of the 14th day of January 1986, between LaSalle National Bank as Trustee under Trust Agreement dated March 1, 1985 a.k.a Trust No. 109495, LaSalle National Bank as Trustee under Trust Agreement dated June 29, 1981 a.k.a. Trust No. 104102, and LaSalle National Bank as Trustee under Trust Agreement dated September 20, 1985 a.k.a Trust No. 110339 and the JDC-Tishman Chicago Hotel Company, recorded as Document Number 86-025944 with the Cook County Recorder’s Office, as amended by that certain First Amendment to Easement and Operating Agreement dated August 23, 1988, recorded as Document Number 88-384561 with the Cook County Recorder’s Office (collectively, the “Easement Agreement”)
Ladies and Gentlemen:
          This estoppel certificate is being delivered pursuant to Article XII of the Easement Agreement. Any defined terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Easement Agreement.
          The undersigned is the Owner of the Hotel Parcel. Purchaser is the proposed purchaser of the Project Parcel from, or the direct or indirect interests in Project Owner from, the seller thereof (the “Seller”). In connection with the foregoing, the undersigned Owner does hereby certify to Purchaser, Project Owner and Seller as follows:
     The Easement Agreement is in full force and effect and there are no amendments or modifications of any kind to the Easement Agreement.
     To the best knowledge of the undersigned Owner making this certificate: (i) no uncured default, event of default, or breach exists under the Easement Agreement by any Owner, and no

M-1-1

facts or circumstances exist that, with the passage of time, will or could constitute a default, event of default, or breach under the Easement Agreement by any Owner, and (ii) there is no outstanding claim made by the undersigned Owner alleging Project Owner’s default under the Easement Agreement;
     [[To the best knowledge of the undersigned Owner making this certificate,]] There are no monetary payments due to, or owed from, any Owner pursuant to the Easement Agreement, except:
     Project Owner’s last payment of Project Owner’s Share of Taxes was made on                     , 200___ (for tax year 200_) in the amount of $                    .
     Project Owner’s last payment of Project Owner’s Share of Common Area Expenses was made on                     , 200___ in the amount of $                     for Project Owner’s Share of (200_) Common Area Expenses, which payment reflected the Project Owner’s complete share of the scope of services provided for under the Easement Agreement in 200_.
     To the best knowledge of the undersigned Owner, there has been no damage to the Gallery or Office Building which has not been repaired or restored as required by the Easement Agreement.
     All obligations of the Project Owner which are required to be performed under the Easement Agreement have been satisfied to date.
     The number of parking spaces to be provided by the Project Owner to the Hotel Owner pursuant to the terms of the Easement Agreement is:                     .
     The limits of insurance required under Article IX of the Agreement are $10,000,000.
     The undersigned Owner has no option or right to purchase the Project Parcel or any part thereof under the Easement Agreement.
     [[To the best knowledge of the undersigned Owner,]] The construction of the portion of the Access Road to be constructed by the undersigned Owner is complete. The undersigned Owner uses the Access Road for ingress and egress purposes as permitted in the Easement Agreement. The undersigned Owner has no intention of limiting or interfering with the Access Road Easement existing under the Easement Agreement and other rights granted to the Project Owner under the Easement Agreement for the use and enjoyment of the Project Owner and its Permittees under the Easement Agreement, except for any temporary closures reasonably necessary as allowed under the Easement Agreement.
     Please be reminded that the undersigned Owner’s current address for delivery of notices under the Easement Agreement is:

Attention:

M-1-2

with copies to:

Attention:
          The undersigned Owner acknowledges and agrees that this estoppel certificate is being made in connection with Purchaser’s (or any affiliate of Purchaser’s) acquisition of the Project Parcel from, or the direct or indirect interests in Project Owner from, Seller, and the undersigned Owner agrees that Purchaser, Seller, Project Owner, any lender of Purchaser and Lawyers Title Insurance Corporation, and their affiliates, successors and assigns, shall be entitled to rely on the undersigned Owner’s certifications set forth herein.
          IN WITNESS WHEREOF, the undersigned Owner has executed this instrument this                      day of                     , 2006.

By:

Name:
Title:

M-1-3

EXHIBIT M-2
form of westin estoppel
with respect to parking agreement
(Hotel Owner)
Parking Agreement Estoppel Certificate
                    , 2006

From:	(“undersigned Owner”)

To:	(“Purchaser”)

and

(“Project Owner”)

Re:	Parking Agreement made as of the 14th day of January 1986, between LaSalle National Bank as Trustee under Trust Agreement dated March 1, 1985 a.k.a Trust No. 109495, Oxford Properties, Inc., a Colorado Corporation, LaSalle National Bank as Trustees under Trust Agreement dated June 29, 1981 a.k.a. Trust No. 104102, and LaSalle National Bank as Trustee under Trust Agreement dated September 20, 1985 a.k.a Trust No. 110339 and the JDC-Tishman Chicago Hotel Company recorded as Document Number 86-025945 with the Cook County Recorder’s Office (the “Parking Agreement”)
Ladies and Gentlemen:
          This estoppel certificate is being delivered pursuant to Section 7.1(f) of the Parking Agreement. Any defined terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Parking Agreement.
          The undersigned is the Owner of the Hotel Parcel. Purchaser is the proposed purchaser of the Project Parcel from, or the direct or indirect interests in Project Owner from, the seller thereof (“Seller”). In connection with the foregoing the undersigned Owner does hereby certify to Purchaser, Project Owner and Seller as follows:
     The Parking Agreement is in full force and effect; and there are no amendments or modifications of any kind to the Parking Agreement;
     To the best knowledge of Owner making this certificate, (i) no uncured default, event of default, or breach exists under the Parking Agreement by any Owner, and (ii) no facts or circumstances exist that, with the passage of time, will or could constitute a default, event of default, or breach under the Parking Agreement by any Owner. There is no outstanding claim made by the undersigned Owner alleging an Event of Default by Project Owner under the Parking Agreement;

M-2-1

     To the best knowledge of the undersigned Owner, there are no monetary payments due to, or owed from, any Owner pursuant to the Parking Agreement, except as provided in the Parking Agreement.
     [[To the best knowledge of the undersigned Owner,]] The undersigned Owner has no offsets or defenses to its performance of the terms and provisions of the Parking Agreement.
     All obligations of the Project Owner which are required to be performed under the Parking Agreement have been satisfied to date.
     To the undersigned Owner’s knowledge, upon Purchaser’s acquisition of the Project Parcel from 321, Purchaser will have the right to use the Garage Easement as it is currently utilized without any further authorization or consent from the undersigned Owner.
     To the undersigned Owner’s knowledge, the Garage is currently operated by Standard Parking Corporation, pursuant to the terms of that certain Service Agreement dated January 1, 1994, as amended and assigned.
     To the undersigned Owner’s knowledge, (a) there has been no tax division accomplished or undertaken by Project Owner segregating the Garage from the Hotel Parcel; and (b) the Garage Share of such taxes paid to Hotel Owner b the Project Owner for the tax years was:                     : $                    ,                     : $                    ,                     : $                    ,                     : $                    , and                     : $                    .
     To the undersigned Owner’s knowledge, the Adjusted Basic Fee used for calculating the Garage Share was:                     : $                    ,                     : $                    ,                     : $                    ,                     : $                    , and                     : $                    .
     To the undersigned Owner’s knowledge, utilities serving the Garage are separately metered.
          Please be reminded that the undersigned Owner’s current address for delivery of notices under the Parking Agreement is:

Attention:
with copies to:

Attention:

M-2-2

          The undersigned Owner acknowledges and agrees that this estoppel certificate is being made in connection with Purchaser’s (or any affiliate of Purchaser’s) acquisition of the Project Parcel from, or the direct or indirect interests in Project Owner from, Seller, and the undersigned Owner agrees that Purchaser, Seller, Project Owner, any lender of Purchaser and Lawyers Title Insurance Corporation, and their affiliates, successors and assigns, shall be entitled to rely on the undersigned Owner’s certifications set forth herein.
          IN WITNESS WHEREOF, the undersigned Owner has executed this instrument this ___ day of                     , 2006.

By:

Name:
Title:

M-2-3

EXHIBIT N
tax appeals
     Taxes for the 2001, 2002 and 2004 tax years are being contested.

N-1

EXHIBIT O
Form of ALTA Statement
ALTA POLICY STATEMENT
Case No. _______________
The undersigned hereby certifies with respect to the land described in the above commitment:
1.	That to the best knowledge and belief of the undersigned:
a.	no contracts have been entered into in the past six (6) months for the furnishing of any labor, services or material to the land or the improvements thereon, that have been given or are outstanding and that have not been fully performed or paid;

b.	there are no goods or chattels that have attached or are to become attached to the land or any improvements thereon as fixtures that are subject to any lease or security agreement;

c.	there are no unrecorded contracts to purchase, leases or options to purchase;

d.	there are no unrecorded tax liens or assessments;

e.	there are no unrecorded easement or other servitudes to which the land or improvements thereon are subject;

f.	there are no building managers entitled to a lien;
Except as follows:
2.	That all broker fees for the sale, lease and mortgage, if any, have been paid in full except the following:

3.	That there are no present violations of any covenants, conditions or restrictions except as follows:

4.	That in the event the undersigned is a mortgagor in a mortgage to be insured under a loan policy to be issued pursuant to the above commitment, the mortgage and the principal obligations it secures are good and valid and free from all defenses; that any persons purchasing the mortgage, the obligation it secures, or otherwise acquiring any interest therein, may do so in reliance upon the truth of the matters herein recited; and that this certification is made for the purpose of better enabling the holder or holders, from time to time, of the above mortgage and obligations to sell, pledge or otherwise dispose of the same freely at any time, and to insure the purchasers or pledgees thereof against any defenses thereto by the mortgage or mortgagor’s heirs, personal representatives or assigns.

O-1

The undersigned makes the above statement for the purpose of inducing Lawyers Title Insurance Corporation to issue its policy or policies pursuant to the above commitment.

Dated:

Seller/Owner/Lessor	Purchaser/Mortgagor/Lessee

By:	By:

Lenders Disbursement Statement
     The undersigned hereby certifies that the proceeds of the loan secured by the mortgage to be insured under the loan policy to be issued pursuant to the above commitment were fully disbursed to or on the order of the mortgagor on ___; and to the best knowledge and belief of the undersigned, the proceeds are not to be used to finance the making of the future improvements or repairs on the land. You are hereby authorized to date down the above commitment to cover the date of said disbursement.

Dated:	Signature

O-2

EXHIBIT P
Indemnity Agreement Re: Section 902(D)
     The undersigned, in connection with (i) that certain Agreement of Sale and Purchase, by and between 321 North Clark Realty L.L.C. (“Seller”), as seller, and ___ (“Purchaser”), as purchaser, which agreement relates to the conveyance of that certain property commonly known as 321 North Clark, City of Chicago, County of Cook, State of Illinois (“Property”) (as such agreement may have been amended and assigned from time to time, the “Agreement”), hereby agrees to indemnify, defend and hold harmless, Purchaser from and against any and all costs, expenses, liabilities, claims and damages incurred, sustained or suffered by Purchaser relating to transferee liability under Section 902(d) of the Illinois Income Tax Act resulting from the conveyance of the Property to Purchaser pursuant to the Agreement. The terms of this Indemnity Agreement Re: Section 902(d) shall survive the closing of the transaction contemplated by the Agreement until the date Seller delivers to Purchaser either (a) a receipt from the Illinois Department of Revenue dated on or after such closing, showing that all taxes, interest, penalties or nontax debt owed by Seller through the date of such closing have been paid or remitted in full, or (b) a certificate from the Illinois Department of Revenue showing that no unpaid tax, penalty, interest or nontax debt is due from Seller under Section 902(d) of the Illinois Income Tax Act.
     IN WITNESS WHEREOF, the undersigned hereby executes this Indemnity Agreement Re: Section 902(d) as of this ___ day of ___, 2006.

321 North Clark Realty L.L.C.,
a Delaware limited liability company

By:	Hines 321 North Clark Realty Limited Partnership,
Its company manager

	By:	Hines 321 North Clark Realty GP, LLC,
Its General Partner

		By:	Hines Interests Limited Partnership,
Its Sole Member

			By:	Hines Holdings, Inc.,
Its General Partner

By:

Name:

Its:

P-3

EXHIBIT Q
Indemnity Agreement Re: Section 3-1-140
     The undersigned, in connection with (i) that certain Agreement of Sale and Purchase, by and between 321 North Clark Realty L.L.C. (“Seller”), as seller, and ___ (“Purchaser”), as purchaser, which agreement relates to the conveyance of that certain property commonly known as 321 North Clark, City of Chicago, County of Cook, State of Illinois (“Property”) (as such agreement may have been amended and assigned from time to time, the “Agreement”), hereby agrees to indemnify, defend and hold harmless, Purchaser from and against any and all costs, expenses, liabilities, claims and damages incurred, sustained or suffered by Purchaser relating to transferee liability under the City of Chicago Bulk Sales Ordinance (Section 3-1-140 of the Municipal Code of Chicago) resulting from the conveyance of the Property to Purchaser pursuant to the Agreement. The terms of this Indemnity Agreement Re: Section 3-1-140 shall survive the closing of the transaction contemplated by the Agreement until the date Seller delivers to Purchaser either (a) a receipt from the Chicago Department of Revenue dated on or after such closing, showing that all taxes, interest, penalties or nontax debt owed by Seller through the date of such closing have been paid or remitted in full, or (b) a certificate from the Chicago Department of Revenue showing that no unpaid tax, penalty, interest or nontax debt is due as of the date of such closing.
     IN WITNESS WHEREOF, the undersigned hereby executes this Indemnity Agreement Re: Section 3-1-140 as of this ___ day of ___, 2006.

321 North Clark Realty L.L.C.,
a Delaware limited liability company

By:	Hines 321 North Clark Realty Limited Partnership,
Its company manager

	By:	Hines 321 North Clark Realty GP, LLC,
Its General Partner

		By:	Hines Interests Limited Partnership,
Its Sole Member

			By:	Hines Holdings, Inc.,
Its General Partner

By:

Name:

Its:

Q-1